                                                                    EXHIBIT 10.3


                 M A S T E R    L E A S E    A G R E E M E N T
--------------------------------------------------------------------------------

         G  E  N  E  R A L   T E R M S    A N D    C O N D I T I O N S

                           DATED AS OF APRIL 30, 1998

                             FOR LEASE EXECUTED BY

                  VENCOR, INC., FIRST HEALTHCARE CORPORATION,

           NATIONWIDE CARE INC. and VENTAS REALTY LIMITED PARTNERSHIP

                           [and applicable FHC subs]

                                   AS LESSOR

                                      AND

                            VENCOR HEALTHCARE, INC.

                                      AND

                            VENCOR OPERATING, INC.,

                                   as TENANT

                               TABLE OF CONTENTS

                                   ARTICLE I

Section 1.1.  Leased Property; Term..................................1
Section 1.2.  Term...................................................2

                                  ARTICLE II

Section 2.1.  Definitions............................................2

                                  ARTICLE III

Section 3.1.  Rent..................................................10
Section 3.2.  Net Lease.............................................12

                                  ARTICLE IV

Section 4.1.  Payment of Impositions................................13
Section 4.2.  Notice of Impositions.................................13
Section 4.3.  Adjustment of Impositions.............................14

                                   ARTICLE V

Section 5.1.  No Termination, Abatement, etc........................14

                                  ARTICLE VI

Section 6.1.  Ownership of the Leased Property......................14
Section 6.2.  Tenant's Personal Property............................15


                                  ARTICLE VII

                     USE OF THE APPLICABLE LEASED PROPERTY

Section 7.1.  Condition of the Leased Property......................15
Section 7.2.  Use of the Leased Property............................16
Section 7.3.  Lessor to Grant Easements, etc........................17
Section 7.4.  Lessor and Tenant to Execute Lease Supplement.........17

                                 ARTICLE VIII

Section 8.1.   Compliance with Legal and Insurance Requirements,
                Instruments, etc....................................18
Section 8.2.   Legal Requirement Covenants..........................18


                                  ARTICLE IX

Section 9.1.   Maintenance and Repair...............................19
Section 9.2.   Encroachments, Restrictions, etc.....................20


                                   ARTICLE X

Section 10.1.  Construction of Capital Additions to the Leased
                Property............................................21
Section 10.2.  Capital Additions Financed by Tenant.................21
Section 10.3.  Capital Additions Financed by Lessor.................22
Section 10.4.  Non-Capital Additions................................24
Section 10.5.  Salvage..............................................25
Section 10.6.  Requirements for all Capital Additions and
                Non-Capital Additions...............................25
Section 10.7.  Mortgagee's Consent..................................26


                                  ARTICLE XI

Section 11.1.  Liens................................................26


                                  ARTICLE XII

Section 12.1.  Permitted Contests...................................27


                                 ARTICLE XIII

Section 13.1.  General Insurance Requirements.......................27
Section 13.2.  Replacement Cost.....................................29
Section 13.3.  Additional Insurance.................................29
Section 13.4.  Waiver of Subrogation................................30

Section 13.5.  Form Satisfactory, etc...............................30
Section 13.6.  Increase in Limits...................................30
Section 13.7.  Blanket Policy.......................................30
Section 13.8.  No Separate Insurance................................31


                                  ARTICLE XIV

Section 14.1.  Insurance Proceeds...................................31
Section 14.2   Reconstruction in the Event of Damage or
                Destruction Covered by Insurance....................31
Section 14.3.  Reconstruction in the Event of Damage or Destruction
                Not Covered by Insurance............................32
Section 14.4.  Tenant's Property....................................32
Section 14.5.  Restoration of Tenant's Property.....................33
Section 14.6.  No Abatement of Rent.................................33
Section 14.7.  Restoration..........................................33
Section 14.8.  Termination of Rights of First Refusal...............34
Section 14.9.  Waiver...............................................34

                                  ARTICLE XV

                                 CONDEMNATION

Section 15.1.  Definitions..........................................34
Section 15.2.  Parties' Rights and Obligations......................35
Section 15.3.  Total Taking.........................................35
Section 15.4.  Partial Taking.......................................35
Section 15.5.  Restoration..........................................35
Section 15.6.  Award-Distribution...................................35
Section 15.7.  Temporary Taking.....................................36


                                  ARTICLE XVI

Section 16.1.  Events of Default....................................36
Section 16.2.  Certain Remedies.....................................38
Section 16.3.  Damages..............................................39
Section 16.4.  Tenant's Obligation to Purchase......................40
Section 16.5.  Waiver...............................................40
Section 16.6.  Application of Funds.................................40
Section 16.7.  Notice to Lessor.....................................41

                                 ARTICLE XVII

Section 17.1.  Lessor's Right to Cure Tenant's Default..............41


                                 ARTICLE XVIII

Section 18.1.  Provisions Relating to Purchase of the Leased
                Property............................................41


                                  ARTICLE XIX

Section 19.1.  Renewal Terms........................................42

                                  ARTICLE XX

Section 20.1.  Holding Over.........................................42


                                  ARTICLE XXI

                                 SUBORDINATION

Section 21.1.  Subordination........................................43
Section 21.2.  Attornment...........................................43
Section 21.3.  Mortgagee Cure Rights................................44
Section 21.4.  Modifications........................................44


                                 ARTICLE XXII

Section 22.1.  Notice to Lessor.....................................45
Section 22.2.  Definitions..........................................45
Section 22.3.  Consent of Leasehold Mortgagee Required..............45
Section 22.4.  Default Notice.......................................45
Section 22.5.  Procedure for Foreclosure on Default.................46
Section 22.6.  Assignment or Transfer in Lieu of Foreclosure........46
Section 22.7.  New Lease............................................47
Section 22.8.  New Lease Properties.................................48

Section 22.9.  Legal Proceedings....................................49
Section 22.10. Future Amendments....................................49
Section 22.11. Estoppel Certificate.................................49
Section 22.12. Notices..............................................49
Section 22.13. Erroneous Payments...................................50


                                 ARTICLE XXIII

Section 23.1.  Risk of Loss.........................................50


                                 ARTICLE XXIV

Section 24.1.  Indemnification......................................50


                                  ARTICLE XXV

Section 25.1.  Subletting and Assignment............................51
Section 25.2.  Attornment...........................................54
Section 25.3.  Sublease Limitation..................................55


                                 ARTICLE XXVI

Section 26.1.  Officer's Certificates and Financial Statements......55


                                 ARTICLE XXVII

Section 27.1.  Lessor's Right to Inspect............................56


                                ARTICLE XXVIII

Section 28.1.  No Waiver............................................56


                                 ARTICLE XXIX

Section 29.1.  Remedies Cumulative..................................56

                                  ARTICLE XXX


Section 30.1.  Acceptance of Surrender..............................57

                                 ARTICLE XXXI

Section 31.1.  No Merger of Title...................................57


                                 ARTICLE XXXII

Section 32.1.  Conveyance by Lessor.................................57


                                ARTICLE XXXIII

Section 33.1.  Quiet Enjoyment......................................57


                                 ARTICLE XXXIV

Section 34.1.  Notices..............................................58


                                 ARTICLE XXXV

Section 35.1.  Appraisers...........................................59


                                 ARTICLE XXXVI

Section 36.1.  General REIT Provisions..............................60


                                ARTICLE XXXVII

Section 37.1.  First Refusal to Purchase............................61
Section 37.2.  Lessor's Option to Purchase the Tenant's Personal
                Property............................................62

                                ARTICLE XXXVIII

Section 38.1.  Lessor May Grant Liens.............................62



                                 ARTICLE XXXIX

Section 39.1.  Environmental Indemnity............................63


                                  ARTICLE XL

                                 MISCELLANEOUS

Section 40.1.  _________..........................................63
Section 40.2.  _________..........................................64
Section 40.3.  _________..........................................64
Section 40.4.  _________..........................................65
Section 40.5.  _________..........................................65
Section 40.6.  _________..........................................65
Section 40.7.  _________..........................................65
Section 40.8.  _________..........................................65
Section 40.9.  __________.........................................66
Section 40.10.  _________.........................................66
Section 40.11.  _________.........................................66
Section 40.12.  _________.........................................66
Section 40.13.  Louisiana Provisions..............................66
Section 40.14.  _________.........................................66
Section 40.15.  _________.........................................66
Section 40.16.  Lessor Consents...................................66

                                  ARTICLE XLI

Section 41.1.Memorandum of Lease..................................67


LIST OF EXHIBITS

Exhibit A - Legal Description of the Land

Exhibit B - Lessor/Term/Commencement Date/Expiration Date

Exhibit C - Minimum Rent

Exhibit D - Renewal Groups

Exhibit E - Minimum Repurchase Price

Exhibit F - Basis for Appraisal

Exhibit G - Form of Guaranty

                             MASTER LEASE AGREEMENT


       THIS MASTER LEASE AGREEMENT, GENERAL TERMS AND CONDITIONS (hereinafter this "Lease" or this "Master Lease") is dated as of the 30/th/ day of April,
      -----           ------------
1998, and is between VENCOR, INC. (which will change its name to "Ventas, Inc."), a Delaware corporation, FIRST HEALTHCARE CORPORATION, NATIONWIDE CARE, INC., VENTAS REALTY LIMITED PARTNERSHIP [and applicable subs of FHC] (collectively, "Lessor"), each having its principal office at 400 West Market
                ------
Street, Suite 3300, Aegon Center, Louisville, Kentucky 40202, and VENCOR HEALTHCARE, INC (which will change its name to "Vencor, Inc.") together with its permitted assigns, including VENCOR OPERATING, INC. ("Tenant"), a Delaware
                                                       ------
corporation, having its principal offices at 400 West Market Street, Suite 3300, Aegon Center, Louisville, Kentucky 40202.

                                    RECITALS

       Lessor has agreed to lease to Tenant and Tenant has agreed to lease from Lessor certain parcels of real property and improvements, each for use and operation for the provision of healthcare services and related uses, which are identified on Exhibit A hereto.
              ---------

       NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Tenant hereby agree as follows:

                                   ARTICLE I
                                   ---------

           Section 1.1.  Leased Property; Term
                         ---------------------

          Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Tenant and Tenant leases from Lessor all of Lessor's rights and interest in and to each of the parcels of real property described in Exhibit A
                                                                     ---------
attached hereto (each a "Leased Property" and, collectively, the "Leased
                         ---------------                          ------
Properties") and, for each Leased Property all of the following:
----------

                    (i) the tracts, pieces and parcels of land, as more particularly described in Exhibit A (collectively, the "Land"),
                                    ---------                     ----

                    (ii) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land and Capital Additions financed by Lessor (collectively, the "Leased Improvements"),
                                                 -------------------
                    (iii) all easements, rights and appurtenances relating to the Land and the Leased Improvements, and

                    (iv) all permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant's Personal Property as defined in Article II below (collectively the "Fixtures"),
                                                         -------

SUBJECT, HOWEVER, to all covenants, conditions, restrictions, easements and other matters affecting the applicable Leased Property, whether or not of record, provided, however, that the foregoing will not interfere with the Primary Intended Use of the applicable Leased Property ("Permitted
                                                         ---------
Encumbrances").

          Section 1.2.   Term.  To have and to hold for (1) a fixed term (the
                         ----
"Fixed Term") commencing on the Commencement Date  set forth in Exhibit B
-----------                                                     ---------
opposite the applicable Leased Property and ending at midnight on the Expiration Date so set forth in Exhibit B, and (2) the Extended Terms provided for in
                     ---------
Article XIX, unless this Master Lease is sooner terminated as hereinafter provided.

                                   ARTICLE II
                                   ----------

          Section 2.1.   Definitions.  For all purposes of this Master Lease,
                         -----------
except as otherwise expressly provided or unless the context otherwise requires,
(i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (iii) all references in this Master Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Master Lease and
(iv) the words "herein," hereof" and "hereunder" and other words of similar import refer to this Master Lease as a whole and not to any particular Article, Section or other subdivision:

       Additional Charges:  As defined in Article III.
       ------------------

       Affiliate:  means, with respect to any Person, any other Person directly
       ---------
or indirectly controlling (including, but not limited to, all partners, directors, officers and members of such Person), controlled by or under direct or indirect common control with any such Person. A Person shall be deemed to control a corporation, a partnership, a trust, or a limited liability company if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

       Award:  As defined in Article XV.
       -----

       Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday which
       ------------
is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

       Capital Additions:  One or more new buildings, or one or more additional
       -----------------
structures annexed to any portion of any of the Leased Improvements with respect to the applicable Leased Property, or the material expansion of the existing improvements, which are constructed on any parcel or portion of the Land, during the Term, including the construction of a new wing or new story, or the repair, replacement, restoration, remodeling or rebuilding of the existing improvements on such Leased Property or any portion thereof where the purpose and effect of such work is to provide a functionally new facility needed to provide services not previously offered, or any expansion, construction, renovation or conversion in order to increase the bed capacity of the Facility located at the applicable Leased Property, to change the purpose for which such beds are utilized or to materially improve the quality of such Facility.

       Capital Additions Cost:  The term "Capital Additions Cost" shall mean the
       ----------------------
cost of any Capital Addition proposed to be made by Tenant at the applicable Leased Property whether or not paid for by Tenant or Lessor. Such cost shall include (a) the cost of construction of the Capital Additions including site preparation and improvement, materials, labor, supervision, and certain related design, engineering and architectural services, the cost of any fixtures, the cost of construction financing and miscellaneous costs approved by Lessor, (b) if agreed to by Lessor in writing, in advance, the cost of any land contiguous to the Leased Property which is to become part of the Leased Property purchased for the purpose of placing thereon the Capital Additions or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Additions during construction, (d) the cost of title insurance, (e) reasonable fees and expenses of legal counsel, (f) filing, registration and recording taxes and fees, (g) documentary stamp taxes, if any, and (h) all reasonable costs and expenses of Lessor and Tenant and, if agreed to in advance by Lessor, any Lending Institution which has committed to finance the Capital Additions, including, but not limited to, (i) the reasonable fees and expenses of their respective legal counsel, (ii) all printing expenses, (iii) the amount of any filing, registration and recording taxes and fees, (iv) documentary stamp or transfer taxes, if any, (v) title insurance charges, appraisal fees, if any, (vi) rating agency fees, if any, and (vii) commitment fees, if any, charged by any Lending Institution advancing or offering to advance any portion of the financing for such Capital Additions.

       Code:  The Internal Revenue Code of 1986, as amended.
       ----

       Commencement Date:  As to the applicable Leased Property, the date set
       -----------------
forth opposite such Leased Property in the column "Commencement Date" on Exhibit
                                                                         -------
B attached hereto.
-

       Condemnation, Condemnor:  As defined in Article XV.
       -----------------------

       Consolidated Financials:  For any fiscal year or other accounting period
       -----------------------
for Tenant or a Guarantor and its consolidated subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with generally accepted accounting principles.

       Consolidated Net Worth:  At any time, the sum of the following for Tenant
       ----------------------
or a Guarantor and its consolidated subsidiaries, on a consolidated basis determined in accordance with generally accepted accounting principles:

       (1) the amount of capital or stated capital (after deducting the cost of any shares held in its treasury), plus

       (2) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus

       (3) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) unamortized debt discount and expense; and (b) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date hereof, except any net write-up in value of foreign currency in accordance with generally accepted accounting principles; any write-up resulting from a reversal of a reserve for bad debts or depreciation and any write-up resulting from a change in methods of accounting for inventory.

       Date of Taking:  As defined in Article XV.
       --------------

       Deferred Properties:  As defined in Section 7.4.
       -------------------

       Encumbrance:  As defined in Article XXXVIII.
       -----------

       Escalation Amount:  An amount equal to two percent (2%) of the Minimum
       -----------------
Rent for the previous Lease Year.

       Event of Default:    As defined in Article XVI.
       ----------------

       Extended Term:    As defined in Article XIX.
       -------------

       Facility: The facility being operated or proposed to be operated on the
       --------
applicable Leased Property.

       Facility Mortgage:    As defined in Article XIII.
       -----------------

       Facility Mortgagee:    As defined in Article XIII.
       ------------------

       Fair Market Added Value:  The Fair Market Value (as hereinafter defined)
       -----------------------
of the applicable Leased Property (including all Capital Additions) less the Fair Market Value of such Leased Property determined as if no Capital Additions financed by Tenant had been constructed.

       Fair Market Rental:    As defined in Article XIX.
       ------------------

       Fair Market Value:  The price that a willing buyer not compelled to buy
       -----------------
would pay a willing seller not compelled to sell for the applicable Leased Property, including all Capital Additions, and (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXXV or in such other manner as shall be mutually acceptable to Lessor and Tenant, and (c) not taking into account any reduction in value resulting from any indebtedness to which such Leased Property is subject except as expressly provided hereinbelow. In determining such Fair Market Value the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance which is not removed at or prior to the closing of the transaction as to which such Fair Market Value determination is being made shall be taken into account.

       Fair Market Value Purchase Price:  The Fair Market Value of the Leased
       --------------------------------
Property less the Fair Market Added Value.

       Fiscal Year:  The twelve (12) month period from January 1 to December 31.
       -----------

       Fixed Term:    As defined in Article I.
       ----------

       Fixtures:    As defined in Article I.
       --------

       Guarantor:  Vencor Operating, Inc., a Delaware corporation.
       ---------

       Impositions: Shall mean for each applicable Leased Property collectively,
       -----------
all taxes (including, without limitation, all taxes imposed under the laws of the State, as such laws may be amended from time to time, and all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Tenant or its business conducted upon the applicable Leased Property), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the applicable Leased Property or the business conducted thereon by Tenant (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor's interest in such Leased Property, (b) such Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of , or sales from, an activity conducted on, or in connection with such Leased Property or the leasing or use of such Leased Property or any part thereof by Tenant; provided, however, nothing contained in this Lease shall be construed to require Tenant to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person or (2) any transfer, or net revenue tax of Lessor or any other person or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of the applicable Leased Property or the proceeds thereof, except to the extent that any tax, assessment, tax levy or charge, which Tenant is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or
(2) is levied, assessed or imposed expressly in lieu thereof.

       Indemnity Agreement:   That certain Indemnity Agreement, dated as of the
       -------------------
date hereof, from Tenant, Guarantor and any assignee or sublessee of Tenant or a Guarantor to Lessor.

       Insurance Requirements:  All terms of any insurance policy required by
       ----------------------
this Lease with respect to the applicable Leased Property and all requirements of the issuer of any such policy.

       Land:  As defined in Article I with respect to the applicable Lease.
       ----

       Lease:  As defined in Section 1.1.
       -----

       Lease Guaranty:  A guaranty of the obligations of Tenant under this Lease
       --------------
executed and delivered by Guarantor substantially in the form of Exhibit G
                                                                 ---------
annexed hereto.

       Lease Supplement:  As defined in Section 7.4.
       ----------------

       Lease Year: shall mean May 1 through April 30 of each year of the Term.
       ----------

       Leased Improvements; Leased Property:  Each as defined in Section 1.1.
       ------------------------------------

       Leasehold Mortgage:  As defined in Section 22.2(a).
       ------------------

       Leasehold Mortgagee:  As defined in Section 22.2(b).
       -------------------

       Legal Requirements:  As to the applicable Leased Property, all federal,
       ------------------
state, county, parish, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting such Leased

Property or the maintenance, construction, use, operation or alteration thereof, whether now or hereafter enacted and in force, including (i) any licensure requirements, certification requirements under applicable federal and/or state cost reimbursement programs, including Medicare and Medicaid (provided the applicable Facility participates in such reimbursement), building codes and zoning regulations, (ii) any which may (x) require repairs, modifications or alterations in or to such Leased Property or (y) in any way adversely affect the use and enjoyment thereof, (iii) all permits, licenses, certificates of need, authorizations and regulations necessary to operate such Leased Property for its Primary Intended Use, and (iv) all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Tenant (other than encumbrances created by Lessor without the consent of Tenant), at any time in force affecting such Leased Property.

       Lending Institution:  Any insurance company, federally insured commercial
       -------------------
or savings bank, national banking association, savings and loan association, employees' welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, having a net worth of at least $50,000,000 acting on its own behalf or as agent on behalf of other Lending Institutions.

       Lessor:  Ventas, Inc., a Delaware corporation, and each of the other
       ------
Lessors listed on the cover page hereof and their successors and assigns.

       Litigation Costs:   All costs reasonably incurred by Lessor in connection
       ----------------
with the enforcement of any provision of this Lease, including without limitation attorney's and legal assistant fees and expenses, court costs and fees and consultant and witness fees and expenses.

       Medicaid:  A state program of medical aid established under Title XVIII
       --------
of the Social Security Act of 1965, as amended, and any successor statute thereto and any successor programs.

       Medicare:  The program of medical care benefits provided under Title
       --------
XVIII of the Social Security Act of 1965, as amended, and any successor statute thereto and any successor programs thereto.

       Minimum Rent:  As defined in Article III.
       ------------

       Minimum Repurchase Price:  As set forth on Exhibit E annexed hereto.
       ------------------------                   ---------

       Net Patient Service Revenues:  Revenues derived primarily from services
       ----------------------------
provided to patients that are reported net of contractual adjustments from governmental and other third party payors and excluding miscellaneous revenues earned from non-patient sources.

       Officer's Certificate:  A certificate of Tenant signed by the chairman of
       ---------------------
the board of directors or the president or any vice president or the secretary or the treasurer, or a group controller or assistant group controller or another officer authorized to so sign by the board of directors or by-laws of Tenant, or the general partner of Tenant or the managing member of Tenant, as applicable, or any other person whose power and authority to act has been authorized by delegation in writing by any of the persons holding the foregoing offices.

       Overdue Rate:  On any date, a rate equal to 2% above the Prime Rate, but
       ------------
in no event greater than the maximum rate then permitted under applicable law.

       Payment Date:  Any due date for the payment of the installments of
       ------------
Minimum Rent, Percentage Rent or any other sums payable under this Lease.

       Permitted Alteration:  Any Capital Alteration or other alteration or
       --------------------
improvement to the applicable Facility or Leased Property that is permitted pursuant to the terms of this Lease.

       Permitted Encumbrances:  As defined in Section 1.1.
       ----------------------

       Person:  Any individual, sole proprietorship, corporation, general
       ------
partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or agency or political subdivision thereof), endowment fund or other form of entity.

       Primary Intended Use:  As defined in Section 7.2.2.
       --------------------

       Prime Rate:  On any date, a rate equal to the annual rate on such date
       ----------
announced by Citibank, N.A., or any successor thereof, to be its prime rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing.

       Rent:  Collectively, the Minimum Rent, and Additional Charges.
       ----

       State:  The State or Commonwealth in which the applicable Leased Property
       -----
is located.

       Subsidiaries:  the corporations or other entities of which securities or
       ------------
similar ownership interests representing (i) ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) a majority of the economic interest therein, are at the time directly or indirectly owned by Tenant or Guarantor (individually, a "Subsidiary").
                                                          ----------

       Superior Lessor:  The lessor under any ground lease or other lease to
       ---------------
which the applicable Leased Property is subject.

       Superior Mortgage:  As defined in Section 21.1.
       -----------------

       Superior Mortgagee:  As defined in Section 21.1.
       ------------------

       Taking:  A taking or voluntary conveyance during the Term of all or part
       ------
of the applicable Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any condemnation or other eminent domain proceeding affecting such Leased Property whether or not the same shall have actually been commenced.

       Tenant's Personal Property:  All motor vehicles, machinery, equipment,
       --------------------------
furniture, furnishings, movable walls or partitions, computers or trade fixtures or all other personal property, and consumable inventory and supplies, now owned or hereafter acquired by Tenant and located on the applicable Leased Property or used or useful in Tenant's business on such Leased Property, including without limitation all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, except items, if any, included within the definition of Fixtures.

       Term:  Collectively for each applicable Leased Property,  the Fixed Term
       ----
and any Extended Terms, to the extent properly exercised pursuant to the provisions of Article XIX, unless earlier terminated pursuant to the provisions of this Lease.

       Test Rate:  The minimum interest rate necessary to avoid imputation of
       ---------
original issue discount income under Sections 483 or 1272 of the Code or any similar provision.

       Unsuitable for Its Primary Intended Use:  A state or condition of the
       ---------------------------------------
Facility located at the applicable Leased Property such that by reason of damage or destruction, or a partial taking by condemnation, in the good faith judgment of Tenant, reasonably exercised, the Facility cannot by operated on a commercially practicable basis for its Primary Intended Use taking into account, among other relevant factors, the number of usable beds affected by such damage or destruction or partial taking.

       Unavoidable Delays:  Delays due to strikes, lockouts, inability to
       ------------------
procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party, under this Lease, or any guaranty of this Lease, including any obligation to provide financing undertaken by Lessor pursuant to Article X below.

                                   ARTICLE III
                                   -----------

          Section 3.1.  Rent.  Tenant will pay to Lessor, in lawful money of the
                        ----
United States of America which shall be legal tender for the payment of public and private debts, at Lessor's address set forth above or at such other place or to such other person, firms or corporations as Lessor from time to time may designate in writing, Minimum Rent (as defined below) and Additional Charges (as defined below) during the Term, as hereinafter provided.

     (a) Minimum Rent:  The annual sum of $_______, payable in advance in equal,
         ------------
consecutive monthly installments, on the first day of each calendar month of the Fixed Term and each Extended Term; provided, however, that the first monthly payment of Minimum Rent shall be payable on the Commencement Date and that the first and last monthly payments of Minimum Rent shall be prorated as to any partial month (subject to adjustment as provided in Sections 10.3(b)(iv) and
14.6 below). In the event that this Lease is terminated as to a particular Leased Property, or a substitute master lease is entered into as to a particular Leased Property pursuant to the provisions of this Lease, the Minimum Rent payable hereunder shall be reduced by the amount opposite the applicable Leased Property on Exhibit C annexed hereto. The amount of Minimum Rent payable
            ---------
hereunder shall increase on each anniversary of the date of this Lease by an amount equal to the Escalation Amount, provided that the Net Patient Service Revenues for the previous Lease Year shall be equal to or exceed 75% of the Net Patient Service Revenues for the 1997 calendar year. In the event that a Lease Supplement is delivered pursuant to Section 7.4, the Minimum Rent payable hereunder shall increase by the amount set forth in such Lease Supplement.

     (b) Additional Charges.  In addition to the Minimum Rent payable with
         ------------------
respect to the applicable Leased Property, Tenant shall pay and discharge as and when due and payable the following (collectively "Additional Charges"):
                                                  ------------------

                    (1) Impositions.  Tenant shall pay all Impositions before
                        -----------
                    any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), subject to the terms of any applicable Facility Mortgage, Tenant may exercise the option to pay same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term as the same may become due and before any fine, penalty, premium, further interest or cost may be added thereto.

                    (2) Utility Charges.  Tenant shall pay all charges for
                        ---------------
                    electricity, power, gas, oil, water, sanitary and storm sewer, refuse collection, medical waste disposal and other utilities used or consumed in connection with each Leased Property during the Term.

                    (3) Insurance Premiums.  Tenant shall pay all premiums for
                        ------------------
                    the insurance coverage required to be maintained pursuant to
                    Article XIII hereof.

                    (4) Other Charges.  Tenant shall pay all other amounts,
                        -------------
                    liabilities and obligations that Tenant assumes or agrees to pay under this Lease, including, without limitation, all agreements to indemnify Lessor under Sections 12.1 and 24.1 and any and all fees, costs and expenses incurred by Tenant in the operation of its business at the Facility.

                    (5) Late Payment of Rent.  If any installment of Minimum
                        --------------------
                    Rent, or Additional Charges (but only as to those Additional Charges which are payable directly to Lessor or Lessor's agent or assignee) shall not be paid within five (5) Business Days after its due date, Tenant will pay to Lessor on demand a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is the lesser) on the amount of such installment, from the due date of such installment to the date of payment thereof.

To the extent that Tenant pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Tenant shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due. If any Facility Mortgagee shall so require, or if any Additional Charges shall not be paid to a third party payee within five (5) Business Days after its due date, Lessor may at any time thereafter, at Lessor's option, require Tenant to deposit into an escrow account under the sole dominion and control of Lessor (or the applicable Facility Mortgagee), on the first day of each and every month, an amount sufficient to insure that such escrow account shall contain an amount sufficient to make such payment on its next due date, in which event Lessor shall make all future payments for such expense from the escrow account. In the event of any failure by Tenant to pay any Additional Charges when due, Tenant shall promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost that may be added for non-payment or late payment of such items. Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Minimum Rent.

      Section 3.2.  Net Lease.  The Rent shall be paid absolutely net to Lessor,
                    ---------
without any rights of deduction, set-off or abatement, so that this Lease shall yield to Lessor the full amount of the installments of Minimum Rent and Additional Charges, throughout the Term, subject to any other provisions of this Lease which expressly provide for termination of this Lease with respect to a Leased Property.

                                   ARTICLE IV
                                   ----------

      Section 4.1.  Payment of Impositions.  Subject to Article XII relating to
                    ----------------------
permitted contests, Tenant will pay all Impositions as set forth in Section 3.1(b)(1). Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Tenant, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant, the same shall be paid over to or retained by Tenant if no Event of Default shall have occurred hereunder and be continuing. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article XVI. Lessor and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Master Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Lessor, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Lessor, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Billings for reimbursement by Tenant to Lessor of personal property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made.

      Section 4.2.  Notice of Impositions.  Lessor shall give prompt notice to
                    ---------------------
Tenant of all Impositions payable by Tenant hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such notice shall in no way diminish Tenant's obligations hereunder to pay such Impositions.

      Section 4.3.  Adjustment of Impositions.  Impositions imposed in respect
                    -------------------------
of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Tenant, whether or not such Imposition is imposed before or after such termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination.

                                    ARTICLE V
                                   ----------

      Section 5.1.  No Termination, Abatement, etc.  Except as otherwise
                    -------------------------------
specifically provided in this Master Lease, Tenant, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Tenant be otherwise affected by reason of
(a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of any Leased Property or any portion thereof,
(b) the interruption or discontinuance of any service or utility servicing any Leased Property (c) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of any Leased Property, or any portion thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title, (d) any claim which Tenant has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Master Lease or any other agreement between Lessor and Tenant, or to which Lessor and Tenant are parties, (e) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (f) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Tenant from any such obligations as a matter of law.

Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Master Lease or quit or surrender the Leased Property or any portion thereof, or (ii) entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Lessor and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated by termination of this Lease as to any Leased Property other than by reason of an Event of Default.

                                   ARTICLE VI
                                  -----------

      Section 6.1.  Ownership of the Leased Property.  Tenant acknowledges that
                    --------------------------------
the Leased Property is the property of the Lessor listed on Exhibit B and that Tenant has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Master Lease.

      Section 6.2.  Tenant's Personal Property.  Tenant may (and shall as
                    --------------------------
provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Tenant's Personal Property and Tenant may, subject to the conditions set forth below, remove the same upon the expiration or any prior termination of the Term. Tenant shall provide and maintain during the entire Lease Term all such Tenant's Personal Property as shall be necessary in order to operate each Facility in compliance with all licensure and certification requirements in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. All of Tenant's Personal Property not removed by Tenant within twenty-one days following the expiration or earlier termination of this Lease with respect to the applicable Leased Property where such Tenant's Personal Property is located shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving notice thereof to Tenant and without any payment to Tenant and without any obligation to account therefor or otherwise disposed of in accordance with applicable law. Tenant will, at its expense, restore such Leased Property to the condition required by Section 9.1(d), including repair of all damage to the Leased Property caused by the removal of Tenant's Personal Property, whether effected by Tenant or Lessor.

                                  ARTICLE VII
                                  -----------

                     USE OF THE APPLICABLE LEASED PROPERTY

      Section 7.1.  Condition of the Leased Property.  Tenant acknowledges
                    --------------------------------
receipt and delivery of possession of each Leased Property and that Tenant has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Tenant is leasing the Leased Property "as is" in its present condition. Tenant waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS
                                                                      -------
FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE.  AS
-------
TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO IT.

       Section 7.2.  Use of the Leased Property.
                     --------------------------

          Section 7.2.1. [Tenant shall proceed with all due diligence and shall exercise its best efforts to obtain and]/*/ [Tenant shall] maintain or cause to be maintained all approvals needed to use and operate each Leased Property and the Facility located at each Leased Property under applicable local, state and federal law and all applicable state and federal programs including but not limited to appropriate certifications for reimbursement and licensure, except that with respect to the Leased Properties described in Exhibits A-__, A-__, A- __, the certificate of need issued for the applicable Facility shall be the property of Lessor.

          Section 7.2.2. After the Commencement Date and during the entire Term, Tenant shall use each Leased Property and the Leased Improvements thereof as a hospital or a nursing home and each Facility that is being used as a hospital on the Commencement Date shall continue to be used as a hospital during the entire Term and each Facility being used as a nursing home on the Commencement Date shall continue to be used as a nursing home during the entire Term (such use being the applicable Leased Property's "Primary Intended Use").
                                                        --------------------
Tenant shall not use the applicable Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which

------------
/*/For Leases for Development Properties consent shall not be unreasonably withheld or delayed. No use shall be made or permitted to be made of the applicable Leased Property, and no acts shall be done, that will cause the cancellation of any insurance policy covering such Leased Property or any part thereof, nor shall Tenant sell or otherwise provide to residents or patients therein, or permit to be kept, used or sold in or about such Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriters regulations. Tenant shall, at its sole cost, comply with all of the requirements pertaining to the applicable Leased Property or other improvements of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Tenant's Personal Property.

          Section 7.2.3. Tenant shall during the Term operate continuously each Leased Property as a provider of health care services in accordance with its Primary Intended Use and maintain its certifications for reimbursement and licensure and its accreditation, if compliance with accreditation standards is required to maintain the operations of the Facility and if a failure to comply would adversely affect operations of the Facility.

          Section 7.2.4. Tenant shall not commit or suffer to be committed any waste on any Leased Property, or in any Facility, nor shall Tenant cause or permit any nuisance thereon. Tenant shall not take or omit to take any action, the taking or omission of which may materially impair the value or the usefulness of such Leased Property or any part thereof for its Primary Intended Use.

          Section 7.2.5. Tenant shall neither suffer nor permit any Leased Property or any portion thereof, including any Capital Addition whether or not financed by Lessor, or Tenant's Personal Property, to be used in such a manner as (i) might reasonably tend to impair Lessor's (or Tenant's, as the case may be) title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the applicable Leased Property or any portion thereof.

          Section 7.2.6. Nothing contained in this Section 7.2 shall be deemed to require Tenant to maintain Medicaid certification at any Facility.

      Section 7.3.  Lessor to Grant Easements, etc.  Lessor and Tenant will,
                    -------------------------------
from time to time so long as no Event of Default has occurred and is continuing, at the request of the other party and at such requesting party's cost and expense (but subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed, and provided, however, that if Lessor has not
                                      --------  -------
responded to any such request of Tenant within 30 days after receipt thereof, such request shall be deemed approved), (i) grant easements and other rights in the nature of easements, (ii) release existing easements or other rights in the nature of easements which are for the benefit of the applicable Leased Property, (iii) dedicate or transfer unimproved portions of the applicable Leased Property for road, highway or other public purposes, (iv) execute petitions to have the applicable Leased Property annexed to any municipal corporation or utility district, (v) execute amendments to any covenants and restrictions affecting the applicable Leased Property and (vi) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interests in the applicable Leased Property), but only upon delivery of all documentation such party reasonably shall deem necessary and an Officer's Certificate stating that such grant, release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Tenant on the applicable Leased Property and does not materially reduce the value of the Leased Property.

      Section 7.4.   Lessor and Tenant to Execute Lease Supplement.  Lessor and
                     ----------------------------------------------
Tenant agree that, with respect to certain Leased Properties indicated on Exhibit A to be "Deferred Leased Properties", from time to time, and as certain
                 --------------------------
regulatory issues with respect to such properties are resolved, Lessor and Tenant shall execute a Lease Supplement ("Lease Supplement") to provide that
                                          ----------------
this Lease is effective as to such properties. Such Lease Supplement shall set forth the term of this Lease with respect to each such Deferred Leased Property (including the applicable Commencement Date for such property). The initial base rent shall be increased by the amount set forth for such property on Exhibit A hereto.

                                  ARTICLE VIII
                                  ------------

      Section 8.1.  Compliance with Legal and Insurance Requirements,
                    -------------------------------------------------
Instruments, etc.  Subject to Article XII relating to permitted contests,
-----------------
Tenant, at its expense, will promptly (a) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the applicable Leased Property, whether or not compliance therewith shall require structural changes in any of the Leased Improvements or interfere with the use and enjoyment of such Leased Property and (b) procure, maintain and comply with all licenses, certificates of need and other authorizations required for any use of the applicable Leased Property and Tenant's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the applicable Leased Property or any part thereof, including without limitation any Capital Additions. In the event that Tenant shall receive notice from any state authority that Tenant is not in compliance with any license, permit, approval, certificate of need or certification for reimbursement under medicare or medicaid (with respect to any Facility that participates in such programs), Tenant shall promptly send notice to Lessor and Tenant shall remedy any condition causing such noncompliance no later than thirty (30) days after Tenant shall have received such notice.

In addition, Tenant shall promptly send to Lessor any material deficiency report Tenant receives from any state or federal licensure board or certification authority with respect to any Facility if Tenant has not cured such deficiency within the applicable cure period.

      Section 8.2.  Legal Requirement Covenants.  Tenant covenants and agrees
                    ---------------------------
that none of the Leased Properties nor any of Tenant's Personal Property shall be used for any unlawful purpose. Tenant shall acquire and maintain all licenses, certificates, permits, provider agreements and other authorizations and approvals needed to operate the applicable Leased Property in its customary manner for the Primary Intended Use, and any other use conducted on such Leased Property as may be permitted from time to time hereunder. Tenant further covenants and agrees that Tenant's use of each Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all applicable local, state, and federal laws, ordinances, rules and regulations unless the same are held by a court of competent jurisdiction to be unlawful. Tenant may, however, upon prior written notice to Lessor, contest the legality or applicability of any such law, ordinance, rule or regulation, or any licensure or certification decision if Tenant maintains such action in good faith, with due diligence, without prejudice to Lessor's rights hereunder, and at Tenant's own expense. If by the terms of any such law, ordinance, rule or regulation, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the occurrence of any lien, charge or liability of any kind against the applicable Facility or Tenant's leasehold interest therein and without subjecting Tenant or Lessor to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Tenant, on the prior written consent of Lessor, which consent shall not be unreasonably withheld, may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Lessor to criminal liability and Tenant both (a) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay, and (b) prosecutes the contest with due diligence and in good faith.

                                   ARTICLE IX
                                  -----------

      Section 9.1.  Maintenance and Repair.
                    ----------------------

          (a) Tenant, at its expense, shall keep each Leased Property and all private roadways, sidewalks and curbs appurtenant thereto and which are under Tenant's control (and Tenant's Personal Property) in good order and repair, reasonable wear and tear excepted (whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such Leased Property, Tenant's Personal Property, or any portion thereof), and, except as otherwise provided in Article XIV, shall promptly make all necessary and appropriate repairs and replacements thereto, of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise). All repairs shall, to the extent reasonably achievable, be made in good, workmanlike and first-class manner, in accordance with all applicable federal, state and local statutes, ordinances, by-laws, codes, rules and regulations relating to such work. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or usefulness of the applicable Leased Property or any part thereof for its Primary Intended Use.

          (b) Lessor shall not under any circumstances be required to build or rebuild any improvements on any Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the applicable Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain any Leased Property in any way, except as expressly provided herein. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or thereafter enacted.

          (c) Except as expressly set forth in this Lease, nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof, or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in any Leased Property, or any portion thereof.

          (d) Tenant will, upon the expiration or prior termination of the Term, vacate and surrender the applicable Leased Property to Lessor in the condition in which such Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the entire Term).

          (e) Tenant shall establish and maintain any reserve accounts reasonably required by a Superior Mortgagee for deferred maintenance conditions and for capital expenditures at the Leased Property.

      Section 9.2.  Encroachments, Restrictions, etc.  If any of the Leased
                    ---------------------------------
Improvements on any Leased Property shall, at any time, encroach upon any property, street or right-of-way adjacent to such Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting such Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Tenant shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of any adverse final determination, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Tenant or (ii) make such changes in the Leased Improvements, and take such other actions, as Tenant in good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article X. Tenant's obligations under this Section
9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Tenant shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.


                                    ARTICLE X
                                   ----------

      Section 10.1.  Construction of Capital Additions to the Leased Property.
                     --------------------------------------------------------
If no Event of Default shall have occurred and be continuing, Tenant shall have the right, upon and subject to the terms and conditions set forth below, to construct or install Capital Additions on any Leased Property. Prior to commencing construction of any Capital Addition, Tenant shall submit to Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition and shall provide to Lessor such plans and specifications, permits, licenses, contracts, construction schedules, construction budgets and other information concerning the proposed Capital Addition as Lessor may reasonably request showing in reasonable detail the scope and nature of the Capital Addition that Tenant desires to construct (collectively the "Plans and
                                                             ---------
Specifications").  It is the intent of the parties hereto that the level of
--------------
detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Addition and the use or uses to which it will be put. Prior to commencing construction of any Capital Addition, Tenant shall first request Lessor to provide funds to pay for such Capital Addition in accordance with the provisions of Section 10.3. If Lessor declines or is unable to provide such financing on terms acceptable to Tenant, Tenant shall provide to Lessor, prior to commencement of any construction, proof reasonably acceptable to Lessor that Tenant has sufficient capital to complete the construction. Furthermore, no Capital Addition shall be made which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the land covered by this Master Lease) including, without limitation, tie-ins of buildings or other structures or utilities, unless Tenant shall have obtained the prior written approval of Lessor, which approval in Lessor's sole discretion may be granted, withheld or conditioned. Tenant shall reimburse Lessor for all costs and expenses incurred by Lessor in reviewing the proposal and the Plans and Specifications for a Capital Addition and for inspecting the applicable Leased Property and otherwise monitoring the construction of the Capital Addition.

      Section 10.2.  Capital Additions Financed by Tenant.  If Tenant provides
                     ------------------------------------
or arranges such financing, there shall be no adjustment in the Minimum Rent by reason of any such Capital Addition.

      Section 10.3.  Capital Additions Financed by Lessor.
                     ------------------------------------

          (a) Tenant shall request that Lessor provide or arrange financing for a Capital Addition by providing to Lessor such information about the Capital Addition as Lessor may request including without limitation all information referred to in Section 10.1 above. Lessor may, but shall be under no obligation to, obtain the funds necessary to meet the request. Within sixty (60) days after receipt of a request, Lessor shall notify Tenant as to whether it will finance the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Master Lease. In no event shall the portion of the projected Capital Additions Cost comprised of land, if any, materials, labor charges and fixtures be less than ninety percent (90%) of the total amount of such cost. Tenant may withdraw its request by notice to Lessor at any time before or after receipt of Lessor's terms and conditions. If Tenant desires to accept Lessor's offer to finance the proposed Capital Addition, Tenant shall notify Lessor within thirty (30) days after Tenant's receipt of Lessor's offer.

          (b) If Lessor agrees to finance the proposed Capital Addition, Tenant shall provide Lessor with the following prior to any advance of funds:

               (i) all customary or other reasonably required loan documentation;

               (ii) any information, certificates, licenses, permits or documents requested by either Lessor or any third party lender with whom Lessor has agreed or may agree to provide financing which are necessary to confirm that Tenant will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;

               (iii) an Officer's Certificate and, if requested, a certificate from Tenant's architect, setting forth in reasonable detail the projected (or actual, if available) cost of the proposed Capital Addition;

               (iv) an amendment to this Master Lease, duly executed and acknowledged, in form and substance satisfactory to Lessor, providing for any change in the Rent, the legal description of the Land, and other provisions as may be necessary or appropriate;

               (v) a deed (in the customary form used to convey commercial properties within the relevant jurisdiction) conveying title to Lessor to any land acquired for the purpose of constructing the Capital Additions free and clear of any liens or encumbrances except those approved by Lessor, accompanied by a final as-built survey thereof satisfactory to Lessor if reasonably required by Lessor;

               (vi) endorsements to any outstanding policy of title insurance covering the applicable Leased Property or commitments therefore satisfactory in form and substance to Lessor (A) updating the same without any additional exception except as may be permitted by Lessor; and (B) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (vii) below);

               (vii) if appropriate, (A) an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor pursuant to subparagraph (iv) free and clear of all liens and encumbrances except those approved by Lessor and (B) a lender's policy of title insurance satisfactory in form and substance to Lessor and the lending institution advancing any portion of the Capital Additions Cost;

               (viii) if deemed necessary by Lessor, an M.A.I. appraisal of the Leased Property indicating that the value of the applicable Leased Property upon completion of the Capital Addition exceeds the Fair Market Value thereof prior thereto by an amount not less than 95% of the Capital Additions Cost; and

               (ix) such other certificates (including, but not limited to, endorsements increasing the insurance coverage, if any, at the time required by Section 13.1), documents, opinions of counsel, appraisals, surveys, certified copies of duly adopted resolutions of the Board of Directors of Tenant authorizing the execution and delivery of the lease amendment and any other instruments as may be reasonably required by Lessor and any lending institution advancing or reimbursing Tenant for any portion of the Capital Additions Cost.

          (c) Upon making a Request to finance a Capital Addition, if and when such financing is actually consummated, Tenant shall pay or agree to pay all reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance such Capital Addition paid or incurred by them in connection with the financing of the Capital Additions, including, but not limited to, (i) the reasonable fees and expenses of their respective counsel,
(ii) all printing expenses, (iii) the amount of any filing, registration and recording taxes and fees, (iv) documentary stamp taxes, if any, (v) title insurance and survey charges, appraisal fees, if any, rating agency fees, if any, (vi) any other applicable consulting fees (including without limitation engineering and environmental), and (vii) commitment fees, if any.

      Section 10.4.  Non-Capital Additions.  Tenant shall have the right to make
                     ---------------------
additions, modifications or improvements to any Leased Property which are not Capital Additions from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, provided that such action will not alter the character or purpose or detract from the value or operating efficiency thereof and will not impair the revenue producing capability of the Leased Property or adversely affect the ability of the Tenant to comply with the provisions of this Lease. The cost of such non-Capital Additions, modifications or improvements to the Leased Property shall be paid by the Tenant, and all such non-Capital Additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor free and clear of all encumbrances, other than Permitted Encumbrances. There shall be no adjustment in the Minimum Rent by reason of any non-Capital Addition.

      Section 10.5.  Salvage.  All materials which are scrapped or removed in
                     -------
connection with the making of either Capital Additions permitted by Section 10.1 or Non-Capital Additions permitted by Section 10.4 or repairs required by
Article IX shall be or become the property of Lessor or Tenant depending on which party is paying for, or providing the financing for, such work.

      Section 10.6.  Requirements for all Capital Additions and Non-Capital
                     ------------------------------------------------------
Additions.  Tenant shall comply with all of the following requirements in
---------
connection with all Permitted Alterations:

                    (a) The Permitted Alteration shall be made substantially in accordance with the Plans and Specifications submitted to Lessor, to the extent applicable.

                    (b) The Permitted Alterations and the installation thereof shall comply with all applicable Legal Requirements and all Insurance Requirements.

                    (c) The Permitted Alterations shall be performed in a good and workmanlike manner, shall not impair the value or the structural integrity of the applicable Leased Property, and shall be free and clear of mechanic's liens.

                    (d)  Intentionally omitted.

                    (e) Tenant shall, at Tenant's expense, obtain a builder's completed value risk policy of insurance insuring against the risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies and materials, and insuring initial occupancy. Lessor and any Facility Mortgagee shall be additional named insureds of such policy. Lessor shall have the right to approve the form and substance of such policy.

                    (f) Tenant shall pay the premiums required to increase the amount of insurance coverages required by Article XIII to reflect the increased value of the applicable Leased Property resulting from the Permitted Alterations, and shall deliver to Lessor a certificate evidencing the increase in coverage.

                    (g) Tenant shall, not less than sixty (60) days after completion of the Permitted Alterations, deliver to Lessor a revised "as-built" set of Plans and Specifications for the Permitted Alterations in form and substance reasonably satisfactory to Lessor.

                    (h) Tenant shall, not later than thirty (30) days after Lessor sends an invoice, reimburse Lessor for any reasonable costs and expenses, including attorney's fees and architects' and engineer's fees, incurred in connection with reviewing proposed Permitted Alterations and ensuring Tenant's compliance with the terms of this
          Article X.

      Section 10.7.  Mortgagee's Consent.  Tenant shall not commence
                     -------------------
construction of any Permitted Alteration until Lessor shall have obtained the consent of any applicable Facility Mortgagee or Superior Lessor, if such consent is required. Lessor agrees to use commercially reasonable efforts to obtain promptly any such consent, if such consent is necessary.

                                   ARTICLE XI
                                  -----------

      Section 11.1.  Liens.  Subject to the provision of Article XII relating to
                     -----
permitted contests, Tenant will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon any Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of this Lease, (c) liens for those taxes of Lessor which Tenant is not required to pay hereunder, (d) subleases permitted by
Article XXV, (e) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by Article XII, (f) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed in good faith or not yet due, provided that (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII, and (g) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVIII. Notwithstanding the foregoing, Tenant shall bond over any lien affecting the applicable Leased Property if Lessor shall reasonably request, or if any applicable Facility Mortgagee shall so require.

                                   ARTICLE XII
                                   -----------

      Section 12.1.  Permitted Contests.  Tenant, on its own or on Lessor's
                     ------------------
behalf (or in Lessor's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or any lien, attachment, levy, encumbrance, charge or claim not otherwise permitted by Article XI, provided that (a) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge, or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the applicable Leased Property, (b) neither the applicable Leased Property nor any Rent therefrom nor any part thereof or interest therein would be reasonably likely to be in danger of being sold, forfeited, attached or lost, (c) in the case of a Legal Requirement, Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (d) Tenant shall indemnify and hold harmless Lessor from and against any cost, claim, damage, penalty or reasonable expense, including reasonable attorneys' fees, incurred by Tenant in connection therewith or as a result thereof, (e) in the case of a Legal Requirement and/or Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such non-payment or non-compliance, provided, however, the provisions of this Article XII shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Lessor hereunder, (f) in the case of an Insurance Requirement, the coverage required by
Article XIII shall be maintained, and (g) if such contest be finally resolved against Lessor or Tenant, Tenant shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Tenant or if Lessor so desires, Lessor shall join as a party therein. Tenant shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                                  ARTICLE XIII
                                 -------------

      Section 13.1.  General Insurance Requirements.  Subject to the provisions
                     ------------------------------
of Section 13.9, during the Term, Tenant shall at all times keep each Leased Property, and all property located in or on any Leased Property, including Tenant's Personal Property, insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State in which the applicable Leased Property is located, which companies shall have a rating at least as high as the rating required by any applicable Facility Mortgagee. The policies must name as loss payee (i) the holder of any mortgage, deed of trust or other security agreement ("Facility Mortgagee") securing any Encumbrance placed on the applicable Leased
  ------------------
Property in accordance with the provisions of Article XXXVIII ("Facility
                                                                --------
Mortgage") by way of a standard form of mortgagee's loss payable endorsement or
--------
(ii) if no such Facility Mortgage encumbers the applicable Leased Property, the Lessor. Losses shall be payable to Lessor and/or Superior Mortgagee as provided in Article XIV. Any loss adjustment shall require the written consent of Lessor, Tenant, Leasehold Mortgagee and Facility Mortgagee whenever the loss exceeds twenty percent (20%) of the Facility's

Fair Market Value. Evidence of insurance shall be deposited with Lessor and, if requested, with any Superior Lessor, Leasehold Mortgagee and Facility Mortgagee(s). If any provision of any Facility Mortgage requires deposits of insurance premiums to be made with such Facility Mortgagee, Tenant shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to each Facility Mortgagee, or, pursuant to written direction by Lessor, Tenant shall make such deposits directly with such Facility Mortgagee. The policies on each Leased Property, including the Leased Improvements, and Fixtures and Tenant's Personal Property, shall insure against the following risks:

          Section 13.1.1. Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as "All Risk," earthquake and all physical loss perils including but not limited to sprinkler leakage in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as defined below in Section 13.2);

          Section 13.1.2. Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor or any Superior Lessor or Facility Mortgagee from time to time;

          Section 13.1.3. Business Interruption and loss of rental income under a rental income insurance policy covering risk of loss during the actual restoration period plus an additional 365 days necessitated by the occurrence of any of the hazards described in Sections 13.1.1 or 13.1.2 in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Lessor from becoming a co-insurer;

          Section 13.1.4. Claims for personal injury or property damage under a policy of comprehensive general accident and public liability insurance (in the broadest form available, including, without limitation, broad form contractual liability, independent contractor's hazard and completed operations coverage) with amounts not less than Fifty Million and No/100 Dollars ($50,000,000.00) per occurrence in respect of bodily injury and death and Fifty Million No/100 Dollars ($50,000,000.00) for property damage;

          Section 13.1.5. Claims arising out of malpractice in an amount not less than Twenty Five Million and No/100 Dollars ($25,000,000.00)* for each person and for each occurrence; and

          Section 13.1.6. Flood (when the applicable Leased Property is located in whole or in part within a designated flood _____ area) and such other hazards and in such amounts as may be customary for comparable properties in the area.

          Section 13.1.7. Loss or damage caused by breakage of plate glass, if any, in commercially reasonable amounts acceptable to Lessor.

          Section 13.1.8. Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to Lessor.

      Section 13.2.  Replacement Cost.  The term "full replacement cost" as used
                     ----------------
herein, shall mean the actual replacement cost of the property requiring replacement from time to time including an increased cost of construction endorsement, without reduction or deduction. Tenant shall have the full replacement cost redetermined by an accredited appraiser approved by Lessor (which approval shall not be unreasonably withheld or delayed), hereinafter referred to as "impartial appraiser", every five years during the Term, and at such other times that either party believes that full replacement cost has increased or decreased. Tenant shall forthwith, on receipt of such determination by such impartial appraiser, give written notice thereof to Lessor. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Tenant shall forthwith increase, or may decrease, the amount of the insurance carried pursuant to this Section, as the case may be, to the amount so determined by the impartial appraiser. Each party shall pay one-half ( 1/2) of the fee, if any, of the impartial appraiser.

      Section 13.3.  Additional Insurance.  In addition to the insurance
                     --------------------
described above, Tenant shall maintain such additional insurance as may reasonably be required from time to time by any Facility Mortgagee and, further, shall at all times maintain adequate worker's compensation insurance coverage for all persons employed by Tenant on each Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of applicable local, state and federal law.

      Section 13.4.  Waiver of Subrogation.  Lessor and Tenant agree that
                     ---------------------
(insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the State) with respect to any property loss that is covered by insurance then being carried by Lessor or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom.

      Section 13.5.  Form Satisfactory, etc.  All of the policies of insurance
                     -----------------------
referred to in this Section shall be written in form satisfactory to Lessor and any Superior Lessor and Facility Mortgagee and by insurance companies satisfactory to Lessor and any Superior Lessor and Facility Mortgagee. Lessor agrees that it will not unreasonably withhold its approval as to the form of the policies of insurance or as to the insurance companies selected by Tenant. Tenant shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, at least ten (10) days prior to the expiration of the existing policy), and in the event of the failure of Tenant either to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor and each Superior Lessor and Facility Mortgagee at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be repayable to Lessor upon written demand therefor, and failure to repay the same shall constitute an Event of Default within the meaning of Section 16.1(c). Each insurer mentioned in this Section shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor and any Superior Lessor and Facility Mortgagee, that it will give to Lessor thirty (30) days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

      Section 13.6.  Increase in Limits.  In the event that either party shall
                     ------------------
at any time deem the limits of the personal injury or property damage public liability insurance then carried to be either excessive or insufficient, the parties shall endeavor to agree on the proper and reasonable limits for such insurance to be carried; and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance to be carried shall be determined by an impartial third party selected by the parties. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts required by any of the Facility Mortgages or by any Superior Lessor.

      Section 13.7.  Blanket Policy.  Notwithstanding anything to the contrary
                     --------------
contained in this Section but subject to any requirements of any applicable Facility Mortgagee, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied. Without limiting the foregoing, the amounts of insurance that are required to be maintained pursuant to Section 13.1 shall be on a Facility by Facility basis.

      Section 13.8.  No Separate Insurance.  Tenant shall not on Tenant's own
                     ---------------------
initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form of contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Superior Lessors and Facility Mortgagees, are included therein as additional insureds, and the loss is payable under said insurance in the same manner as losses are payable under this Lease. Tenant shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.

                                   ARTICLE XIV
                                  ------------

      Section 14.1.  Insurance Proceeds.  All proceeds payable by reason of any
                     ------------------
loss or damage to the applicable Leased Property, or any portion thereof, and insured under any policy of insurance required by Article XIII shall be paid to Lessor or a third party designated by Lessor and held by Lessor or such third party in trust and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor or such third party from time to time for the reasonable costs of such reconstruction or repair. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction (or in the event neither Lessor nor Tenant is required or elects to repair and restore, all such insurance proceeds) shall be retained by Lessor free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article XIV. All salvage resulting from any risk covered by insurance shall belong to Lessor except that any salvage relating to Tenant's Personal Property shall belong to Tenant.

      Section 14.2.  Reconstruction in the Event of Damage or Destruction
                     ----------------------------------------------------
                     Covered by Insurance.
                     --------------------

          Section 14.2.1. If during the Term, any Leased Property is totally or partially destroyed from a risk covered by the insurance described in Article XIII and the Facility located thereon is rendered Unsuitable for Its Primary Intended Use, Tenant shall either (A) restore the Facility to substantially the same condition as existed immediately before the damage or destruction, or (B) offer to acquire the applicable Leased Property from Lessor for a purchase price equal to the Fair Market Value Purchase Price of the Leased Property immediately prior to such damage or destruction. In the event Lessor does not accept Tenant's offer to so purchase, Tenant may either withdraw its offer to purchase the Leased Property and proceed to restore the Facility to substantially the same condition as existed immediately before the damage or destruction or terminate this Lease as to such Leased Property, in which event Lessor shall be entitled to retain the insurance proceeds.

          Section 14.2.2. If during the Term, any Leased Property is totally or partially destroyed from a risk covered by the insurance described in Article XIII, but the Facility located thereon is not thereby rendered Unsuitable for its Primary Intended Use, Tenant shall restore such Facility to substantially the same condition as existed immediately before the damage or destruction.
Such damage or destruction shall not terminate this Lease as to such Leased Property.

          Section 14.2.3. If the cost of the repair or restoration of any Leased Property exceeds the amount of proceeds received by Lessor from the insurance required under Article XIII, Tenant shall be obligated to contribute any excess amounts needed to restore such Leased Property. Such difference shall be paid by Tenant to Lessor prior to the commencement of construction and shall be held in trust together with any other insurance proceeds for application to the cost of repair and restoration.

          Section 14.2.4. In the event Lessor accepts Tenant's offer to purchase the applicable Leased Property as provided above, this Lease shall terminate as to the applicable Leased Property upon payment of the purchase price and Lessor shall remit to Tenant all insurance proceeds pertaining to such Leased Property then held in trust by Lessor or any third party designated by Lessor.

      Section 14.3.  Reconstruction in the Event of Damage or Destruction Not
                     --------------------------------------------------------
Covered by Insurance.  If during the Term any Leased Property and the Facility
--------------------
located thereon is totally or partially destroyed from a risk not covered by the insurance described in Article XIII, whether or not such damage or destruction renders the Facility Unsuitable for Its Primary Intended Use, Tenant shall restore the Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease as to such Leased Property.

      Section 14.4.  Tenant's Property.  All insurance proceeds payable by
                     -----------------
reason of any loss of or damage to any of the Tenant's Personal Property or Capital Additions financed by Tenant shall be paid to Tenant and Tenant shall hold such insurance proceeds in trust to pay the cost of repairing or replacing damaged Tenant's Personal Property or Capital Additions financed by Tenant.

      Section 14.5.  Restoration of Tenant's Property.  If Tenant is required or
                     --------------------------------
elects to restore the applicable Leased Property as provided in Section 14.2 or 14.3, Tenant shall also restore all alterations and improvements made by Tenant, Tenant's Personal Property and all Capital Additions financed by Tenant.

      Section 14.6.  No Abatement of Rent.  This Lease shall remain in full
                     --------------------
force and effect and Tenant's obligation to make payments of Rent and to pay all other charges required under this Lease shall remain unabated during the Term notwithstanding any damage involving any Leased Property (provided that Lessor shall credit against such payments any amounts paid to Lessor as a consequence of such damage under any business interruption insurance obtained by Tenant); provided, however, that, effective upon the purchase of any Leased Property or
--------  -------
termination of this Lease as to the applicable Leased Property pursuant to and in accordance with Section 14.2, this Lease shall terminate as to such Leased Property. The provisions of this Article 14 shall be considered an express agreement governing any cause of damage or destruction to the applicable Leased Property and, to the maximum extent permitted by law, no local or state statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency shall have any application in such case.

      Section 14.7.  Restoration.   If Tenant is required or elects to restore
                     -----------
the applicable Leased Property as provided in Section 14.2 or 14.3, Tenant shall promptly repair, rebuild, or restore the applicable Leased Property, so as to make such Leased Property at least equal in value to such Leased Property as it existed immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Prior to commencing such repairs or rebuilding, Tenant shall submit to Lessor for Lessor's approval, which approval shall not be unreasonably withheld or delayed, Plans and Specifications pursuant to Section 10.1. Promptly after receiving Lessor's approval of the Plans and Specifications, Tenant shall commence repairs and rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Subject to the provisions of any applicable Facility Mortgage, Lessor shall make available to Tenant the insurance proceeds (net of all administrative and collection costs, including reasonable attorneys' fees) paid to Lessor for such repair and rebuilding as it progresses. Payments shall be made against certification of the architect approved by Lessor (which approval shall not be unreasonably withheld) responsible for the supervision of the repairs and rebuilding that the work had been performed substantially in conformance with the Plans and Specifications and the value of the work in place is equal to not less than 110% of the aggregate amount advanced by Lessor for the payment of such work. Prior to the commencing the repairing and rebuilding, Tenant shall deliver to Lessor for Lessor's approval a schedule setting forth the estimated monthly draws for such work. Subject to the provisions of any applicable Facility Mortgage, Lessor shall contribute to such payments out of the insurance proceeds being held in trust by Lessor an amount equal to the proportion that the total net amount so held by Lessor bears to the total estimated cost of repairing and rebuilding, multiplied by the payment by Tenant on account of such work. Lessor may, however, withhold ten percent (10%) from each payment until the work has been completed and proof has been furnished to Lessor that no lien or liability has attached or will attach to the applicable Leased Property or to Lessor in connection with repairing and rebuilding.

      Section 14.8.  Termination of Rights of First Refusal.  Any termination of
                     --------------------------------------
this Lease as to the applicable Leased Property pursuant to this Article XIV shall cause any right of first refusal granted to Tenant under this Lease as to the applicable Leased Property to be terminated and to be without further force or effect.

      Section 14.9.  Waiver.  Tenant hereby waives any statutory rights of
                     ------
termination which may arise by reason of any damage or destruction of the applicable Leased Property which Tenant is obligated to restore or may restore under any of the provisions of this Lease.

                                   ARTICLE XV
                                  -----------

                                  CONDEMNATION

       Section 15.1.       Definitions.
                           -----------

          Section 15.1.1.  "Condemnation" means, as to any Leased Property, (a)
                            ------------
the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, (b) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending and (c) a taking or voluntary conveyance of all or part of such Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any condemnation or other eminent domain proceeding affecting such Leased Property.

          Section 15.1.2.  "Date of Taking" means, as to the applicable Leased
                            --------------
Property, the date the Condemnor has the right to possession of such Leased Property, or any portion thereof, in connection with a Condemnation.

          Section 15.1.3.  "Award" means all compensation, sums or anything of
                            -----
value awarded, paid or received on a total or partial condemnation.

          Section 15.1.4.  "Condemnor" means any public or quasi-public
                            ---------
authority, or private corporation or individual, having the power of condemnation.

       Section 15.2.       Parties' Rights and Obligations.  If during the Term
                           -------------------------------
there is any taking of all or any part of the applicable Leased Property by Condemnation, the rights and obligations of the parties shall be determined by this Article XV.

       Section 15.3.       Total Taking.  If any Leased Property is totally
                           ------------
taken by condemnation, this Lease shall terminate as to such Leased Property on the Date of Taking.

       Section 15.4.       Partial Taking.  If a portion of any Leased Property
                           --------------
is taken by Condemnation, this Lease shall remain in effect as to such Leased Property if the Facility located thereon is not thereby rendered Unsuitable for Its Primary Intended Use, but if the Facility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate as to such Leased Property on the Date of Taking.

      If as a result of any such partial taking by Condemnation, this Lease is not terminated as provided above, Tenant's obligation to make payments of Rent and to pay all other charges required under this Lease shall remain unabated during the Term notwithstanding such Condemnation (provided that Lessor shall credit against such payments any amount of any Award attributable to Tenant's business interruption).

       Section 15.5.       Restoration.  If there is a partial taking of the
                           -----------
applicable Leased Property and this Lease remains in full force and effect pursuant to Section 15.4, Tenant at its cost shall accomplish all necessary restoration.

       Section 15.6.       Award-Distribution.  (a)  In the event of any partial
                           ------------------
taking of any Leased Property, the entire Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Tenant shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, the following:

          Section 15.6.1. A sum attributable to the Capital Additions paid for by Tenant; and

          Section 15.6.2. A sum specifically attributable to Tenant's Personal Property and any reasonable removal and relocation costs included in the Award.

     (b) In the event of a total taking of any Leased Property, the Award shall be divided between the Lessor and the Tenant in such proportions relative to the appraised values of their relative estates determined in accordance with Section 35.1, taking into account the value of improvements owned by the Lessor and Capital Additions paid for by the Tenant. Tenant shall also receive a sum specifically attributable to Tenant's Personal Property and any reasonable removal and relocation costs included in the Award.

       Section 15.7.       Temporary Taking.  The taking of any Leased Property,
                           ----------------
or any part thereof, by military or other public authority shall constitute a taking by condemnation only when the use and occupancy by the taking authority has continued for longer than six (6) months. During any such six (6) month period all the provisions of this Master Lease shall remain in full force and effect except that the Minimum Rent shall not be abated or reduced during such period of taking.

                                   ARTICLE XVI
                                  ------------

       Section 16.1.       Events of Default.  The occurrence of any one or more
                           -----------------
of the following events shall constitute an "Event of Default" under this Lease.
                                             ----------------

      (a) an Event of Default shall occur under the Indemnity Agreement, or

      (b) if Tenant shall fail to make payment of the Rent or any other sum payable under or pursuant to the terms of this Lease when the same becomes due and payable and such failure is not cured within a period of five (5) days after receipt of notice from Lessor, or

      (c) if Tenant shall fail to observe or perform any term, covenant or condition of this Lease not specifically provided for in this Section 16.1 and such failure is not cured within a period of thirty (30) days after receipt of notice from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such period of time shall be extended to such period of time (not to exceed 180 days) as may be necessary to cure such default with all due diligence provided that such cure is completed within 180 days, or

      (d) if Tenant shall fail to observe or perform any term, covenant or agreement on its part to be performed or observed pursuant to Section 11.1 or
Section 13.1, or

      (e) A Guarantor shall fail to observe or perform any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

      (f) there shall occur a final unappealable determination by applicable state authorities of the revocation required for the lawful operation of the Facility located on any Leased Property in accordance with its Primary Intended Use or the loss under any other circumstances under which Tenant is required to cease operations of such Facility in accordance with its Primary Intended Use as currently operated, or

      (g) any material representation or warranty made by or on behalf of Tenant or any Guarantor under or in connection with this Lease or any document, certificate or agreement delivered in connection with this Lease shall prove to have been false or misleading in any material respect on the day when made or deemed made, or

      (h) if Tenant or a Guarantor shall:

               (i) admit in writing its inability to pay its debts generally as they become due,

               (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

               (iii)  make an assignment for the benefit of its creditors,

               (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

               (v) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, or

          (i) any petition shall be filed by or against Tenant or Guarantor or any subsidiary of either under Federal bankruptcy laws, or any other proceeding shall be instituted by or against Tenant or Guarantor or such subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Tenant or Guarantor or such subsidiary, or for any substantial part of the property of Tenant or Guarantor or such subsidiary, and such proceeding is not dismissed within ninety
(90) days after institution thereof, or Tenant or Guarantor or such subsidiary shall take any action to authorize or effect any of the actions set forth above in this paragraph (i), or

          (j) if Tenant or Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or

          (k) if the estate or interest of Tenant in any Leased Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or 30 days after receipt by Tenant of notice thereof from Lessor, (unless Tenant shall be contesting such lien or attachment in good faith in accordance with Article XII hereof), or

          (l) if, except pursuant to the terms hereof, Tenant voluntarily ceases operations on any Leased Property for a period in excess of thirty (30) days, or

          (m) if any reduction occurs in the number of licensed beds in excess of ten percent (10%) of the number of licensed beds in the applicable Facility on the Commencement Date or there shall occur a revocation of certification for reimbursement under Medicare with respect to any Facility that participates in such programs, or

          (n) if Tenant shall become subject to regulatory sanctions and the Tenant has failed to cure or satisfy such regulatory sanctions within its specified cure period in any material respect with respect to any Facility, and in any such event,

Lessor may terminate this Lease by giving not less than ten (10) days' notice of such termination and upon the expiration of the time fixed in such notice, if any, the Term shall terminate and all rights of Tenant under this Lease shall cease. Lessor shall have all rights at law and in equity available to Lessor as a result of Tenant's breach of this Lease.

          Tenant shall, to the maximum extent permitted by law, pay as Additional Charges all Litigation Costs as a result of any Event of Default hereunder.

          Section 16.2.  Certain Remedies.  If an Event of Default shall have
                         ----------------
occurred (and the event giving rise to such Event of Default has not been cured within the curative period relating thereto as set forth in Section 16.1 above) and be continuing, whether or not this Lease has been terminated pursuant to
Section 16.1, Tenant shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor the Leased Property pursuant to the provisions of Section 16.1 and quit the same, and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Tenant and all other persons and any and all personal property from the Leased Property subject to rights of any residents or patients and to any requirement of law. Lessor and Tenant hereby agree that upon the occurrence of an Event of Default under Section 16.1 (f),
(m) or (n), Lessor may, if it so desires, terminate the lease with respect to the Facility that is the subject of the Event of Default and collect liquidated damages in an amount equal to the net present value at the time of the occurrence of the Event of Default of the amount designated in Exhibit C as attributable to such Facility multiplied by the number of years remaining on the
                              -------------
lease and discounted at a rate equal to the Prime Rate; provided that after the
                                                        --------
occurrence of four (4) Events of Default under Section 16.1 (f), (m) and/or (n), determined on a cumulative basis (for example two Events of Default under (f) and one each under (m) and (n)), Lessor shall be permitted, if it so desires, to exercise all of the rights and remedies hereunder with respect to all Facilities covered under this Lease, without regard to which Facility from which the Event of Default emanated.

          Section 16.3.  Damages.  Neither (a) the termination of this Lease
                         -------
pursuant to Section 16.1, (b) the repossession of the Leased Property or any portion thereof, (c) the failure of Lessor, notwithstanding reasonable good faith efforts to relet the Leased Property or any portion thereof, (d) the reletting of all or any portion thereof, nor (e) the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Tenant shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages, either:

          (A) the sum of:

               (i) the net present value at the time of award of the unpaid Rent which had been earned at the time of termination; and

               (ii) the net present value at the time of award of the amount of unpaid Rent for the balance of the Term without any obligation or deemed obligation on the part of Lessor to mitigate damages.

               In making the above determinations, the net present value at the time of the award shall be determined by the court having jurisdiction thereof using a discount rate equal to the Prime Rate, or (B)

               without termination of Tenant's right to possession of the Leased Property, each installment of Rent and other sums payable by Tenant to Lessor under this Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the maximum annual rate permitted by law from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.


          In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Lessor may (a) relet any Leased Property or any part or parts thereof, either in the name of Lessor or otherwise, for a term or terms which may, at Lessor's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Lessor considers advisable and necessary to relet the same, and (b) make such reasonable alterations, repairs and decorations in the applicable Leased Property or any portion thereof as Lessor, in its sole judgment, considers advisable and necessary for the purpose of reletting the applicable Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Lessor shall in no event be liable in any way whatsoever for failure to relet any Leased Property, or, in the event that any Leased Property is relet, for failure to collect the rent under such reletting. To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant's being evicted or dispossessed, or in the event of Lessor's obtaining possession of the applicable Leased Property, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

          Section 16.4.  Tenant's Obligation to Purchase.  If an Event of
                         -------------------------------
Default shall have occurred and be continuing, by including such requirement in the ten (10) day notice of termination of this Lease given to Tenant by Lessor pursuant to the provisions of Section 16.1 or by separate notice given by Lessor to Tenant at any time thereafter prior to the time such Event of Default shall be cured, Lessor may require Tenant to purchase the Facility that is the subject of the Event of Default or all Leased Properties on the first Minimum Rent payment date occurring not less than thirty (30) days after the date of receipt of, or such later date that is specified in, said notice requiring such purchase for an amount equal to the higher of the then current Fair Market Value Purchase Price or the Minimum Repurchase Price of the applicable Leased Property plus all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) as of the date of purchase. If Lessor exercises such right, Lessor shall convey such Leased Property to Tenant on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate. Any purchase by Tenant of any Leased Property pursuant to this Section shall be in lieu of the damages specified in Sections 16.3 with respect to such Leased Property.

          Section 16.5.  Waiver.  If this Lease is terminated pursuant to
                         ------
Section 16.1, Tenant waives, to the maximum extent permitted by applicable law,
(a) any right of redemption, re-entry or repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article XVI, and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

          Section 16.6.  Application of Funds.  Any payments received by Lessor
                         --------------------
under any of the provisions of this Lease during the existence or continuance of any Event of Default (and such payment is made to Lessor rather than Tenant due to the existence of an Event of Default) shall be applied to Tenant's obligations in the order which Lessor may determine or as may be prescribed by the laws of the State where the applicable Leased Property is located.

          Section 16.7.  Notice to Lessor.  If Tenant or any subtenant receives
                         ----------------
a notice of any material regulatory deficiency from any regulatory agency, Tenant shall deliver a copy of such notice to Lessor in accordance with Section 34.1.

                                  ARTICLE XVII
                                 -------------

          Section 17.1.  Lessor's Right to Cure Tenant's Default.  If an Event
                         ---------------------------------------
of Default shall have occurred and be continuing, Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon any or each Leased Property or any portion thereof for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Tenant. All reasonable sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case, to the maximum extent permitted by law) so incurred, together with interest thereon (to the maximum extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Tenant to Lessor on demand. The obligations of Tenant and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Master Lease.

                                  ARTICLE XVIII
                                 --------------

          Section 18.1.  Provisions Relating to Purchase of the Leased Property.
                         ------------------------------------------------------
In the event Tenant purchases any Leased Property from Lessor pursuant to any of the terms of this Lease, Lessor shall, upon receipt from Tenant of the applicable purchase price, together with full payment of all Rent due and payable or other charges due and payable with respect to any period ending on or before the date of the purchase, deliver to Tenant an appropriate deed or other conveyance (in the customary form used to convey commercial properties within the relevant jurisdiction) conveying the entire interest of Lessor in and to such Leased Property to Tenant free and clear of all encumbrances other than (i) those that Tenant has agreed hereunder to pay or discharge, (ii) those mortgage liens, if any, which Tenant has agreed in writing to accept and to take title subject to and (iii) Permitted Encumbrances. The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid in cash to Lessor or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Tenant other than as specifically provided above, such Leased Property shall be conveyed to Tenant on an "as is" basis, and in its then physical condition. Closing of any such sale shall be contingent upon and subject to Tenant obtaining all required governmental consents and approvals for such transfer and if such sale shall fail to be consummated by reason of the inability of Tenant to obtain all such approvals and consents, any options to extend the Term of this Master Lease which otherwise would have expired during the escrow period to such proposed sale shall be deemed to remain in effect for 30 days after termination of the escrow or other arrangement covering the closing of such proposed sale. All expenses of such conveyance, including, without limitation, the cost of title examination or standard coverage title insurance, if reasonably required under the circumstances then existing, attorneys' fees incurred [by Lessor] in connection with such conveyance and release, and transfer taxes, shall be paid by Lessor, except that such charges shall be paid by Tenant in case of a sale pursuant to
Section 16.4. Recording fees shall be paid for by Tenant.

                                   ARTICLE XIX
                                  ------------

          Section 19.1.  Renewal Terms.  If no Event of Default shall have
                         -------------
occurred and be continuing at the time Tenant gives notice as set forth below or at the time of the commencement of the applicable Extended Term, Tenant is hereby granted the right to renew this Lease, with respect to all, but not less than all, of the Leased Properties within the applicable group as shown on Exhibit D annexed hereto, for three (3) 5-year optional renewal terms
---------
(collectively the "Extended Terms" and each an "Extended Term") upon giving
                   --------------               -------------
written notice to Lessor of each such renewal at least one hundred eighty (180) days but not more than three hundred sixty (360) days prior to the termination of the then current Term. Tenant may not exercise its option for more than one Extended Term at a time. During the first such Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for and during such Extended Term shall be equal to the Minimum Rent in effect on the last day of the Fixed Term, plus the Escalation Amount. During each of the second Extended Term and the third Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Rent for and during the Extended Terms shall be the then current fair market rental ("Fair Market Rental") which unless otherwise
                             ------------------
mutually agreed to by Lessor and Tenant shall be determined by the appraisal procedure pursuant to the provisions of Article XXXV. If Tenant fails to notify Lessor of the exercise of any extension option which Tenant has the right to exercise hereunder prior to the required time, its option or options to extend shall nevertheless remain in full force and effect for a period of thirty (30) days after receipt of written notice from Lessor subsequent to the required time setting forth the expiration date of this Lease and advising Tenant that notice of extension has not been received.

                                   ARTICLE XX
                                  -----------

          Section 20.1.  Holding Over.  If Tenant shall for any reason remain in
                         ------------
possession of any Leased Property after the expiration of the Term or earlier termination of the Term, such possession shall be as a month-to-month tenant during which time Tenant shall pay as rental each month, one and one-half times the aggregate of (i) one-twelfth of the aggregate Minimum Rent payable with respect to the last Lease Year of the preceding Term; (ii) all Additional Charges accruing during the month and (iii) all other sums, if any, payable by Tenant pursuant to the provisions of this Lease with respect to the applicable Leased Property. During such period of month-to-month tenancy, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Master Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies to continue its occupancy and use of the applicable Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Tenant after the expiration or earlier termination of this Lease.

                                   ARTICLE XXI
                                  ------------

                                 SUBORDINATION

          Section 21.1. Subordination.  This Lease and all rights of Tenant
                        -------------
hereunder are subject and subordinate to all Facility Mortgages and all Superior Leases which may now or hereafter affect Lessor's interest in the applicable Leased Property and any interest of any Superior Lessor (all such leases and mortgages, collectively, the "Superior Mortgages"), and to all renewals,
                              ------------------
modifications, consolidations, replacements and extensions of the Superior Mortgages so long as Tenant shall receive a so-called "non-disturbance" agreement in favor of Tenant from any such Superior Lessor or Superior Mortgagee on such Superior Lessor's or Superior Mortgagee's commercially reasonable standard form. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant agrees to execute and deliver promptly any commercially reasonable form of instrument (in recordable form, if requested) that Lessor, any Superior Lessor or the holder of any Superior Mortgage (a "Superior Mortgagee") may
                                                  ------------------
request to evidence such subordination. Lessor shall use its reasonable efforts to obtain from each currently existing Superior Lessor and Superior Mortgagee a so-called "non-disturbance" agreement in favor of Tenant on such Superior Lessor's or Superior Mortgagee's standard form.

          Section 21.2.  Attornment.  If the interests of Lessor under this
                         ----------
Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any such Superior Mortgage, or if any Superior Lease shall be terminated then Tenant shall, at the option of such purchaser, assignee or any Superior Lessor, as the case may be, (x) attorn to such party and perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if such party were the landlord originally named in this Lease, or (y) enter into a new lease with such party, as landlord, for the remaining Term and otherwise on the same terms and conditions of this Lease except that such successor landlord shall not be (i) liable for any previous act, omission or negligence of Lessor under this Lease; (ii) subject to any counterclaim, defense or offset which theretofore shall have accrued to Tenant against Lessor; (iii) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification, amendment or prepayment shall have been approved in writing by the Superior Lessor or the Superior Mortgagee through or by reason of which such successor landlord shall have succeeded to the rights of Lessor under this Lease; (iv) liable for any security deposited pursuant to this Lease unless such security has actually been delivered to such successor landlord. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.

          Section 21.3.  Mortgagee Cure Rights.  If any act or omission by
                         ---------------------
Lessor would give Tenant the right, immediately or after lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, or abatement of rent, setoff or counterclaim not otherwise expressly permitted by the terms of this Lease, Tenant will not exercise any such right until (i) it has given written notice of such act or omission to each Superior Mortgagee and each Superior Lessor whose name and address shall have previously been furnished to Tenant, by delivering notice of such act or omission addressed to each such party at its last address so furnished, (ii) Lessor shall have failed to cure the same within the time limits set forth in this Lease, and (iii) following the giving of such notice, no Superior Mortgagee and no Superior Lessor shall have remedied such act or omission (x) in the case of an act or omission which is capable of being remedied without possession of this Leased Property, within the cure period available to Lessor under this Lease plus sixty (60) days and (y) in the case of any act or omission which is incapable of being remedied without possession of the applicable Leased Property, within sixty (60) days following the date on which possession is obtained (either by such Superior Mortgagee or Superior Lessor or by a receiver in an action commenced by such Superior Mortgagee or Superior Lessor), provided a Superior Mortgagee or Superior Lessor
                               --------
has promptly commenced action to obtain possession and shall diligently pursue such action to completion and provided further that such Superior Mortgagee or
                              -------- -------
Superior Lessor shall, with reasonable diligence, give Tenant notice of its intention to, and commence and continue to, remedy such act or omission or cause the same to be remedied.

          [ Section 21.4.     Modifications.  Tenant shall execute any
                              -------------
modification of this Lease requested by any prospective Superior Mortgagee to cause the terms of this Master Lease to conform with standard securitized mortgage financing requirements, provided that such modifications do not materially adversely increase the obligations of Tenant hereunder or materially diminish Tenant's rights under this Lease or materially impair the right of a Leasehold Mortgagee and provided further that such modifications do not increase the Minimum Rent payable hereunder. In addition, if any Superior Mortgagee or prospective Superior Mortgagee shall request modifications of this Lease as a condition to the provision, continuance or renewal of any such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not adversely increase the obligations of Tenant hereunder or diminish Tenant's rights under this Lease or materially impair the rights of a Leasehold Mortgagee and provided further that such modifications do not increase the Minimum Rent payable hereunder.]/*/


                                  ARTICLE XXII
                                 -------------

          Section 22.1.  Notice to Lessor.  (a) If Tenant shall mortgage
                         ----------------
Tenant's interest in one or more Leased Properties to a Lending Institution in accordance with the terms of this Lease, and if the holder of the Leasehold Mortgage shall provide Lessor with a true copy of the Leasehold Mortgage and the name and address of the Leasehold Mortgagee (as hereinafter defined) and Lessor shall approve the Leasehold Mortgage, Lessor and Tenant agree that the provisions of this Section shall apply in respect to each the Leasehold Mortgage. Lessor hereby approves of the Leasehold Mortgages dated as of the date hereof in favor of Morgan Guaranty Trust Company of New York, as agent; provided, however, that such approval shall not constitute an agreement by
--------  -------
Lessor to be bound by the terms of such Leasehold Mortgage. In the event of any assignment of a leasehold or in the event of a change of address of a Leasehold Mortgagee or of an assignee of the Leasehold Mortgage, notice of the new name and address shall be provided to Lessor.

          Section 22.2.  Definitions.  (a) The term "Leasehold Mortgage" as used
                         -----------
in this Section shall include a mortgage, a deed of trust, a deed to secure debt, or other security instrument by which Tenant's leasehold estate is mortgaged or otherwise transferred, to secure a debt. "Leasehold Mortgage" shall be deemed to refer to all of the Leasehold Mortgages delivered to secure a debt.

          (b) The term "Leasehold Mortgagee" as used in this Section shall refer to a holder of a Leasehold Mortgage approved by Lessor pursuant to the terms hereof. Lessor hereby approves of Morgan Guaranty Trust Company of New York, as collateral agent, as the initial Leasehold Mortgagee.

          Section 22.3.  Consent of Leasehold Mortgagee Required.  No
                         ---------------------------------------
cancellation or surrender (other than a termination following the occurrence of an Event of Default) and no amendment to or modification of, this Lease shall be effective as to the Leasehold Mortgagee without the prior written consent of such Leasehold Mortgagee, unless an amendment or modification is not reasonably likely to result in a material

---------------
        /*/  To be included in CMBS lease only.

adverse effect on the rights of the Leasehold Mortgagee, the lien of the Leasehold Mortgages, or the value of the leasehold interest demised hereunder.

          Section 22.4.  Default Notice.  Lessor, upon providing Tenant any
                         --------------
notice of: (a) default under this Lease or (b) a termination of this Lease, shall at the same time provide a copy of such notice to the Leasehold Mortgagee. From and after the time such notice has been given to a Leasehold Mortgagee, the Leasehold Mortgagee shall have the same period, after the giving of such notice upon it, for remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is given Tenant after the giving of such notice to Tenant, plus 30 days to remedy, commence remedying or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice, provided that such defaults are capable of being cured by the Leasehold Mortgagee or on behalf of the Leasehold Mortgagee. Lessor shall accept such performance by or at the instigation of the Leasehold Mortgagee as if the same had been done by Tenant. Tenant authorizes each Leasehold Mortgagee to take any such action at the Leasehold Mortgagee's option and does hereby authorize entry upon the Leased Properties by the Leasehold Mortgagee for such purpose. If Leasehold Mortgagee has failed to cure Tenant's default within the above-mentioned time period, Lessor may exercise its remedies specified in Sections 16.2, 16.3, 16.4 and 17.1.

          Section 22.5.  Procedure for Foreclosure on Default.  (a) If the
                         ------------------------------------
Leasehold Mortgagee has commenced taking steps to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means, the Leasehold Mortgagee shall provide Landlord notice of the same and shall prosecute the same to completion with due diligence.

          (b) During such period, this Lease shall not then terminate, and the time for completion by such Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this Section 22.5, however, shall be construed to extend this Lease beyond the original term thereof as extended by any options to extend the term of this Lease properly exercised by Tenant or a Leasehold Mortgagee in accordance with Section 19.1, nor to require a Leasehold Mortgagee to continue such foreclosure proceedings after the default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease.

          (c) In addition, during such period, the Leasehold Mortgagee shall pay or cause to be paid the rent, additional rent and other monetary obligations of Tenant under this Lease as the same become due, and continue its good faith efforts to perform, or cause to be performed, all of Tenant's other obligations under this Lease.

          Section 22.6.  Assignment or Transfer in Lieu of Foreclosure.  (a)
                         ---------------------------------------------
For the purposes of this Section 22.6, the making of a Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the leasehold estate hereby created so as to require the Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of the Tenant to be performed hereunder, but the purchaser at any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the leasehold estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage, shall be deemed to be an assignee or transferee within the meaning of this
Section 2264, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of the Tenant to be performed hereunder from and after the date of such purchase and assignment.

          (b) Prior to any such purchase or assignment pursuant to a foreclosure or similar proceeding, the Leasehold Mortgagee shall notify Lessor of the proposed transferee. Subject to any state or other governmental requirements, Lessor shall not unreasonably withhold its consent to any sale or assignment, provided that (a) the purchaser or assignee (1) shall be a creditworthy entity with sufficient financial stability to satisfy its financial obligations under the Lease, (2) shall have not less than four years experience in operating health care facilities for the purpose of the applicable Facility's Primary Intended Use, (3) has a favorable business and operational reputation and character and (4) shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Tenant to be performed hereunder from and after the date of such purchase and assignment and (b) an original counterpart of each such purchase and sale agreement or instrument of assignment or transfer in lieu of foreclosure of any Leasehold Mortgage, duly executed by Tenant and such purchaser or assignee, as the case may be, in the form and substance satisfactory to Lessor, shall be delivered promptly to Lessor. Lessor's obligation to consent to a sale or assignment is subject to any reasonable approval rights of any Facility Mortgagee and/or the lenders under that certain Credit Agreement, dated April 30, 1998, by and among the Lessor, NationsBank, N.A., as administrative agent, Morgan Guaranty Trust Company of New York, as documentation agent, JP Morgan Securities Inc. and NationsBank Montgomery Securities LLC as co-arrangers and the banks parties thereto, as the same may be amended and/or replaced from time to time.

          Section 22.7.  New Lease.  Lessor agrees to enter into a new lease
                         ---------
("New Lease") of the Leased Properties with the Leasehold Mortgagee or its
-----------
designee for the remainder of the term of this Lease, effective as of the date of termination, at the rent and additional rent, and upon the terms, covenants and conditions (including all options to renew but excluding requirements which are not applicable or which have already been fulfilled) identical to this Lease, provided:

          (a) The Leasehold Mortgagee shall make written request upon Lessor for such New Lease within sixty (60) days after the date the Leasehold Mortgagee receives Lessor's Notice of Termination of this Lease given pursuant to this Section 22.7.

          (b) The Leasehold Mortgagee or its designee shall pay or cause to be paid to Lessor at the time of the execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorney's fees, which Lessor shall have incurred by reason of such termination and the execution and delivery of the New Lease and which have not otherwise been received by Lessor from Tenant or other party in interest under Tenant. Upon the execution of such New Lease, Lessor shall allow to the Tenant named therein as an offset against the sums otherwise due under this
     Section 22.7(b) or under the New Lease, an amount equal to the net income derived by Lessor from the Leased Properties during the period from the date of termination of this Lease to the date of the beginning of the Lease term of such New Lease. In the event of a controversy as to the amount to be paid to Lessor pursuant to this Section 22.7(b), the payment obligation shall be satisfied if Lessor shall be paid the amount not in controversy, and the Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the Overdue Rate and such obligation shall be adequately secured.

          (c) The Leasehold Mortgagee or its designee shall agree to remedy any of Tenant's defaults of which said Leasehold Mortgagee was notified by Lessor's Notice of Termination and which are reasonably susceptible of being so cured by Leasehold Mortgagee or its designee.

          (d) The Tenant under such New Lease shall have the same right, title and interest in and to the Leased Properties and the buildings and improvements thereon as Tenant had under this Lease.

          (e) The Tenant under any such New Lease shall be liable to perform the obligations imposed on the Tenant by such New Lease only during the period such person has ownership of such leasehold estate.

          Section 22.8.  New Lease Properties.  If more than one Leasehold
                         --------------------
Mortgagee shall request a New Lease pursuant to Section 22.7(a), Lessor shall enter into such New Lease with the Leasehold Mortgagee whose mortgage is prior in lien, or with the designee of the Leasehold Mortgagee. Lessor, without liability to Tenant or any Leasehold Mortgagee with an adverse claim, may rely upon a mortgagee title insurance policy or policies issued by a responsible title insurance company as the basis for determining the appropriate Leasehold Mortgagee who is entitled to such New Lease.

          Section 22.9.  Legal Proceedings.  Lessor shall give each Leasehold
                         -----------------
Mortgagee prompt notice of any legal proceedings between Lessor and Tenant involving obligations under this Lease. Each Leasehold Mortgagee shall have the right to intervene in any such proceedings and be made a party to such proceedings, and the parties hereto do hereby consent to such intervention. In the event that any Leasehold Mortgagee shall not elect to intervene or become a party to any such proceedings, Lessor shall give the Leasehold Mortgagee notice of, and a copy of any decision made in any such proceedings, which shall be binding on all Leasehold Mortgagees not intervening after receipt of notice of such proceedings.

          Section 22.10.  Future Amendments.  In the event on any occasions
                          -----------------
hereafter Tenant seeks to mortgage the leasehold estate created hereby, Lessor agrees to amend this Lease from time to time to the extent reasonably requested by a Lending Institution proposing to make Tenant a loan secured by a first lien upon Tenant's leasehold estate, provided that such proposed amendments do not adversely affect the rights of Lessor or its interest in the Leased Properties. All reasonable expenses incurred by Lessor in connection with any such amendment shall be paid by Tenant.

          Section 22.11.  Estoppel Certificate.  Lessor and Tenant  shall,
                          --------------------
without charge, at any time and from time to time hereafter, within then (10) days after written request of the other party to do so, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed Leasehold Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request: (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (b) as to the validity and force and effect of this Lease; (c) as to the existence of any Event of Default hereunder; (d) as to the existence of any offsets, counterclaims or defenses hereto on the part of the either party;
(e) as to the commencement and expiration dates of the term of this Lease; and
(f) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by the other party and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party so certifying.

          Section 22.12.  Notices.  Notices from Lessor to the Leasehold
                          -------
Mortgagee shall be mailed to the address furnished Lessor pursuant to Section
22.1 and those from the Leasehold Mortgagee to Lessor shall be mailed to the address designated pursuant to the provisions of Section 34.1 hereof. Such notices, demands and requests shall be given in the manner described in Section
34.1 and shall in all respects be governed by the provisions of that section.

          Section 22.13.  Erroneous Payments.  No payment made to Lessor by a
                          ------------------
Leasehold Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to Lessor pursuant to Lessor's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided he shall have made demand therefor not later than one year after the date of its payment.

                                  ARTICLE XXIII
                                 --------------

          Section 23.1.  Risk of Loss.  During the Term of this Lease, the risk
                         ------------
of loss or of decrease in the enjoyment and beneficial use of each Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and those claiming from, through or under Lessor) is assumed by Tenant, and, in the absence of gross negligence, willful misconduct or breach of this Lease by Lessor pursuant to Section 38.3, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Tenant to any abatement of Rent.

                                  ARTICLE XXIV
                                 -------------

          Section 24.1.  Indemnification.  Notwithstanding the existence of any
                         ---------------
insurance provided for in Article XIII, and without regard to the policy limits of any such insurance, Tenant will protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, Litigation Costs), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about any Leased Property or adjoining sidewalks, including without limitation any claims of malpractice, (b) any use, misuse, non-use, condition, maintenance or repair by Tenant or anyone claiming under Tenant, including agents, contractors, invitees or visitors of any Leased Property or Tenant's Personal Property, (c)
any Impositions (which are the obligations of Tenant to pay pursuant to the applicable provisions of this Lease), (d) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of this lease, and (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of any Leased Property to be performed by the Tenant thereunder. Any amounts which become payable by Tenant under this Section shall be paid within ten (10) days after liability therefor on the part of Tenant is determined by litigation or otherwise, and if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Tenant sees fit. Nothing herein shall be construed as indemnifying Lessor against its own negligent acts or omissions or willful misconduct. If at any time Lessor shall have notice of a claim, Lessor shall give reasonably prompt written notice of such claim to Tenant; provided that (i) Lessor shall have no
                                        -------- ----
liability for a failure to give notice of any claim of which Tenant has otherwise been notified or has knowledge and (ii) the failure of Lessor to give such a notice to Tenant shall not limit the rights of Lessor or the obligations of Tenant with respect to such claim except to the extent that Tenant incurs actual expenses or suffers actual monetary loss as a result of such failure. Tenant shall have the right to control the defense or settlement of any Claim, provided that (A) Tenant shall first confirm in writing to the Lessor that such claim is within the scope of this indemnity and that Tenant shall pay any and all amounts required to be paid in respect of such claim and (B) if the compromise or settlement of any such claim shall not result in the complete release of Lessor from the claim so compromised or settled, the compromise or settlement shall require the prior written approval of Lessor. Lessor shall have the right to approve counsel engaged to defend such claim and, at its election and sole cost and expense, shall have the right, but not the obligation, to participate in the defense of any claim.

          Lessor shall indemnify, save harmless and defend Tenant from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Tenant as a result of the gross negligence or wilful misconduct of Lessor.

          Tenant's or Lessor's liability for a breach of the provisions of this Article arising during the Term hereof shall survive any termination of this Lease.

                                   ARTICLE XXV
                                  ------------

           Section 25.1. Subletting and Assignment.
                         -------------------------

          Section 25.1.1. Except as expressly provided herein, Tenant shall not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed, assign, mortgage, pledge, hypothecate, encumber or otherwise transfer any interest in this Lease or sublease all or any part of any Leased Property or suffer or permit this Lease or the leasehold estate created hereby or thereby or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily or involuntarily or by operation of law, or permit the use or occupancy of any Leased Property to be offered or advertised for assignment or subletting except as hereinafter provided. For purposes of this
Section 25.1, an assignment of this Lease shall be deemed to include any change in control of Tenant, as if such change in control or transaction were an assignment of this Lease. Changes in control of Tenant shall include, without limitation, (a) a change in the composition of the board of directors of Tenant or a Guarantor such that at the end of any period of twelve (12) consecutive months the persons constituting a majority of such board of directors are not the same as the persons constituting a majority at the start of such period (or persons appointed by such majority), (b) the sale or other disposition by a Guarantor of (i) any part of its interest in Tenant or (ii) all or substantially all of the assets of a Guarantor or Tenant (other than a bona fide pledge in connection with a financing approved by Lessor), and (c) a merger or consolidation involving a Guarantor or Tenant, which results in the stockholders of a Guarantor or Tenant immediately prior to such event owning less than 50% of the capital stock of the surviving entity or any public parent of the surviving entity.

          Section 25.1.2. Subject to the provisions of Section 25.3 below and any other express conditions or limitations set forth herein, Tenant may, without the consent of Lessor, (i) assign this Lease or sublet all or any part of any Leased Property to any Affiliate of Tenant, or (ii) sublet up to an aggregate of 20% of the rentable square footage of any Facility (a) in the normal course of the Primary Intended Use such as but not limited to leasing of space for major moveable equipment or functional departments such as pathology, pharmacy and radiology, or (b) to concessionaires or other third party users or operators of portions of the Leased Property. Lessor shall not unreasonably withhold its consent to any other subletting or assignment, provided that (a) in the case of a subletting, the subtenant shall comply with the provisions of
Section 25.2, (b) in the case of an assignment, the assignee (1) shall be a creditworthy entity with sufficient financial stability to satisfy its obligations under the Lease, (2) shall have not less than four years experience in operating health care facilities for the purpose of the applicable Facility's Primary Intended Use, (3) has a favorable business and operational reputation and character and (4) shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof, (c) an original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such subtenant or assignee, as the case may be, in the form and substance satisfactory to Lessor, shall be delivered promptly to Lessor, and (d) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder. Lessor's obligation to consent to a subletting or assignment is subject to any reasonable approval rights of any Facility Mortgagee and/or the lenders under that certain Credit Agreement, dated April 30, 1998, by and among the Lessor, NationsBank, N.A., as administrative agent, Morgan Guaranty Trust Company of New York, as documentation agent, JP Morgan Securities Inc. and NationsBank Montgomery Securities LLC as co-arrangers and the banks parties thereto, as the same may be amended and/ or replaced from time to time..

          Section 25.1.3. If this Lease is assigned or if any Leased Property or any part thereof is sublet (or occupied by any entity other than Tenant and its employees), Lessor, after an Event of Default occurs and so long as it is continuing, may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in
Section 25.1.1, the acceptance by Lessor of such assignee, subtenant or occupant, as the case may be, as a tenant or release of Tenant from the future performance of its covenants, agreements or obligations contained in this Lease.

          Section 25.1.4. No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in an particular instance shall be deemed a waiver of the prohibition set forth in this Section 25.1. No assignment, subletting or occupancy shall affect the Primary Intended Use. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of this
Section 25.1 shall be void at Lessor's option.

          Section 25.1.5. If Tenant shall desire to assign this Lease or sublet all (but not a portion) of any Leased Property other than an assignment or sublease to an Affiliate, it shall first submit in writing to Lessor a notice ("Tenant's Notice") indicating (a) the name of the proposed assignee or
-----------------
subtenant, (b) the material terms of the proposed assignment or sublease, (c) the nature and character of the business which the proposed assignee or subtenant will conduct at the applicable Leased Property, (d) reasonable financial data concerning the proposed assignee or subtenant, and (e) the effective date of the proposed assignment or the commencement date and expiration date of the proposed sublease. Tenant shall additionally submit to Lessor any other information concerning the proposed sublease which Lessor may reasonably request. If such notice is given, Lessor may, at its option terminate this Lease in the case of an assignment or terminate this Lease as to the applicable Leased Property in the case of a sublease. Lessor shall exercise its option by notice to Tenant within 30 days after Tenant's Notice (or receipt by Lessor of all information reasonably requested by Lessor pursuant to this
Section 21.1.5),
and during such 30-day period, Tenant shall not have the right to assign this Lease or sublet such space.

          Section 25.1.6. If Lessor exercises its option under Section 21.1.5 to terminate this Lease, this Lease shall terminate (either as to each Leased Property or as to the applicable Leased Property, whichever is applicable) on the date which is 60 days following Tenant's Notice or on such later date as may be specified in Tenant's Notice, and all Rent shall be paid and apportioned to the date of such termination. If Lessor shall exercise its options under
Section 21.1.5, Lessor may, and shall have no liability to Tenant if Lessor shall, lease to Tenant's prospective subtenant or assignee.

          Section 25.1.7. If Lessor shall give its consent to any assignment or subletting, Tenant shall, in consideration therefor, pay to Lessor, as Additional Charges as and when payable to Tenant, 20% of any consideration received on account of the assignment and (ii) 20% of the excess of (x) any rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant, after deducting therefrom brokerage commissions, legal fees incurred in connection with such subletting over (y) Rent accruing during
                                                 ----
the term of the sublease pursuant to the terms hereof (such excess, the "Sublease Profits").
 ----------------

          Section 25.1.8. Any assignment and/or sublease must provide that (a) it shall be subject and subordinate to all of the terms and conditions of this Lease, (b) the use of the applicable Leased Property shall be restricted to the applicable Primary Intended Use and shall not conflict with any Legal Requirement, Insurance Requirement or any other provision of this Lease, (c) no sublessee or assignee shall be permitted to further sublet all or any part of the applicable Leased Property or assign this Lease or its sublease except as expressly provided in this Lease and (d) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease, including extensions and renewals granted thereunder, at Lessor's option, the subtenant shall make full and complete attornment to Lessor for the balance of the term of the sublease, which attornment shall be evidenced by an agreement in form and substance satisfactory to Lessor and which the subtenant shall execute and deliver within 5 days after request by Lessor, its successors or assigns and the subtenant shall waive the provisions of any law now or hereafter in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession in the event any proceeding is brought by Lessor to terminate this Lease.

          Section 25.1.9. Any assignment of this Lease or sublease of the applicable Leased Property in contravention of the express terms of this Article XXI shall be voidable at Lessor's option and the acceptance of rent by Lessor from any such unauthorized assignee or subtenant shall not constitute a recognition or acceptance of the tenancy of such unauthorized assignee or subtenant.

          Section 25.1.10. Tenant shall pay to Lessor, within ten (10) business days after request therefor, all costs and expenses, including without limitation reasonable attorney's fees, incurred by Lessor in connection with any request by Tenant to assign this Lease or sublet the applicable Leased Property.

          Section 25.2.  Attornment.  Tenant shall insert in each sublease
                         ----------
permitted under Section 25.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) in the event this Lease shall terminate before the expiration of such sublease, the subtenant thereunder will, at Lessor's option, attorn to Lessor and waive any right the subtenant may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease, and (c) in the event the subtenant receives a written notice from Lessor or Lessor's assignees, if any, stating that Tenant is in Default under this Lease, the subtenant shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the subtenant by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Tenant under this Lease.

          Section 25.3.  Sublease Limitation.  Anything contained in this Lease
                         -------------------
to the contrary notwithstanding, Tenant shall not sublet the Leased Property on any basis such that the rental to be paid by the subtenant thereunder would be based, in whole or in part, on either (i) the income or profits derived by the business activities of the subtenant, or (ii) any other formula such that any portion of the sublease rental received by Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

                                  ARTICLE XXVI
                                 -------------

           Section 26.1. Officer's Certificates and Financial Statements.
                         -----------------------------------------------

          (a) At any time and from time to time upon Tenant's receipt of not less than twenty (20) days prior written request by Lessor, Tenant will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifica tions) and the dates to which the Rent has been paid, that Tenant is not in default in the performance or observance of any of the terms of this Lease and that no event exists which with the giving of notice, lapse of time, or both would constitute an Event of Default, or if an Event of Default exists, specifying in reasonable detail such Event of Default and the steps being taken to remedy the same, and such additional information as

Lessor may reasonably request. Any such certificate furnished pursuant to this Section may be relied upon by Lessor and any prospective purchaser or mortgagee of any Leased Property.

          (b) Tenant will furnish or cause Guarantor to furnish the following financial statements to Lessor:

          (i) Annual audit of Tenant and its consolidated Subsidiaries;

          (ii) All facility-specific information reasonably required or requested by any Facility Mortgagee;

          (iii) Such information regarding the operations at the applicable Facility that is required by a Superior Mortgagee;

          (iv) Such information as Lessor shall reasonably request following the occurrence of an Event of Default.

          (v) Such financial and other information as Lessor shall reasonably request during the final year of the Term with respect to any Facility.

                                  ARTICLE XXVII
                                 --------------

          Section 27.1.  Lessor's Right to Inspect.  Tenant shall permit Lessor
                         -------------------------
and its authorized representatives to inspect any Leased Property during usual business hours upon not less than three (3) Business Days' notice, subject to any security, health, safety or confidentiality requirements of Tenant or any governmental agency or insurance requirement relating to the Leased Property, or imposed by law or applicable regulations.

                                 ARTICLE XXVIII
                                ---------------

          Section 28.1.  No Waiver.  No failure by Lessor or Tenant to insist
                         ---------
upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                  ARTICLE XXIX
                                 -------------

          Section 29.1.  Remedies Cumulative.  To the extent permitted by law,
                         -------------------
each legal, equitable or contractual right, power and remedy of Lessor or Tenant now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Tenant or any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Tenant of any or all of such other rights, powers and remedies.

                                   ARTICLE XXX
                                  ------------

          Section 30.1.  Acceptance of Surrender.  No surrender to Lessor of
                         -----------------------
this Lease or of any Leased Property or any part of any thereof, or of any interest herein or therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXXI
                                 -------------

          Section 31.1.  No Merger of Title.  There shall be no merger of this
                         ------------------
Lease or of the leasehold estate created thereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in any Leased Property.

                                  ARTICLE XXXII
                                 --------------

          Section 32.1.  Conveyance by Lessor.  If Lessor or any successor owner
                         --------------------
of any Leased Property shall convey such Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder with respect to such Leased Property arising or accruing from and after the date of such conveyance or transfer, and shall be reasonably capable of performing the obligations of Lessor hereunder, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease with respect to such Leased Property arising or accruing from and after the date of such conveyance or other transfer as to such Leased Property and all such future liabilities and obligations with respect to such Leased Property shall thereupon be binding upon the new owner.

                                 ARTICLE XXXIII
                                ---------------

          Section 33.1.  Quiet Enjoyment.  So long as Tenant shall pay all Rent
                         ---------------
as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder and thereunder, Tenant shall peaceably and quietly have, hold and enjoy each Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof or otherwise permitted to be created by Lessor hereunder, liens as to the obligations of Lessor that are either not yet due or which are being contested in good faith and by proper proceedings, and liens hereafter consented to by Tenant. No failure by Lessor to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Tenant hereunder. Notwithstanding the foregoing, Tenant shall have the right, by separate and independent action, to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

                                  ARTICLE XXXIV
                                 --------------

          Section 34.1.  Notices.  All notices, demands, requests, consents,
                         -------
approvals and other communications hereunder shall be in writing and delivered or mailed (by registered or certified mail, return receipt requested or reputable nationally recognized overnight courier service and postage prepaid), addressed to the respective parties, as follows:

          (a)  if to Tenant:

                    400 West Market Street
                    Suite 3300
                    Aegon Center
                    Louisville, Kentucky 40202
                    Attention:  Chief Financial Officer

               with a copy to:

                    400 West Market Street
                    Suite 3300
                    Aegon Center
                    Louisville, Kentucky 40202
                    Attention:  General Counsel

          (b)  if to Lessor:

                    400 West Market Street
                    Suite 3300
                    Aegon Center
                    Louisville, Kentucky 40202
                    Attention:  President

               with a copy to:

                    400 West Market Street
                    Suite 3300
                    Aegon Center
                    Louisville, Kentucky 40202
                    Attention:  General Counsel


or to such other address as either party may hereunder designate, and shall be effective upon receipt.

                                  ARTICLE XXXV
                                 -------------

          Section 35.1.  Appraisers.  In the event that it becomes necessary to
                         ----------
determine the Fair Market Value, Fair Market Value Purchase Price or Fair Market Rental of any property for any purpose of this Lease, and the parties cannot agree amongst themselves on such value, the party required or permitted to give notice of such required determination shall include in the notice the name of a person selected to act as appraiser on its behalf. Within 10 days after receipt of any such notice, Lessor (or Tenant, as the case may be) shall by notice to Tenant (or Lessor, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto), shall, within 45 days after the date of the notice appointing the first appraiser, proceed to appraise the applicable Leased Property to determine the Fair Market Value, Fair Market Value Purchase Price, Fair Market Rental, thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided,
                                                                 --------
however, that if one appraiser shall have been so appointed, or if two
-------
appraisers shall have been so appointed but only one such appraiser shall have made such determination within 50 days after the making of Tenant's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. To the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, such appraisal shall be made on a basis consistent with the basis on which the applicable Leased Property was appraised for purposes of determining its Fair Market Value at the time such Leased Property was acquired by Lessor, which basis is described on Exhibit F annexed hereto.
                                                    ---------
If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent (10%) of the lesser of such amounts, then the Fair Market Value, Fair Market Value Purchase Price or Fair Market Rental shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within 20 days of such request, and both parties shall be bound by any appointment so made within such 20 day period. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value, Fair Market Value Purchase Price or Fair Market Rental, whichever is earlier, either Lessor or Tenant may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers, by the American Arbitration Association or by such court shall be instructed to determine the Fair Market Value, Fair Market Value Purchase Price or Fair Market Rental within 30 days after appointment of such Appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determination of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Tenant as the Fair Market Value, Fair Market Value Purchase Price or Fair Market Rental for such interest. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Tenant shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

                                  ARTICLE XXXVI
                                 --------------

           Section 36.1.  General REIT Provisions.
                          -----------------------

          Section 36.1.1. Tenant understands that, in order for Lessor to qualify as a real estate investment trust ("REIT"), the following requirements
                                            ----
(the "REIT Requirements") must be satisfied:

               (i) The average of the adjusted tax bases of Lessor's personal property that is leased to Tenant under a lease at the beginning and end of a calendar year cannot exceed 15% of the average of the aggregate adjusted tax bases of all of Lessor's property that is leased to Tenant under such lease at the beginning and end of such calendar year.

               (ii) Tenant cannot sublet the property that is leased to it by Lessor, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (i) the net income or profits derived by the business activities of the sublessee or (ii) any other formula such that any portion of the rent paid by Tenant to Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code.

               (iii) Tenant cannot sublease the property leased to it by Lessor to, or enter into any similar arrangement with, any person in which Lessor owns, directly or indirectly, a 10% or more interest, within the meaning of
     Section 856(d)(2)(B) of the Code.

               (iv) Lessor cannot own, directly or indirectly, a 10% or more interest in Tenant, within the meaning of Section 856(d)(2)(B) of the Code.

          Section 36.1.2. Tenant agrees, and agrees to use reasonable efforts to cause its Affiliates, to use their best efforts to permit the REIT Requirements to be satisfied. Tenant agrees and agrees to use reasonable efforts to cause its Affiliates, to cooperate in good faith with Lessor or to ensure that the REIT Requirements are satisfied, including but not limited to, providing Lessor with information about the ownership of Tenant, and its Affiliates to the extent that such information is reasonably available. Tenant agrees, and agrees to use reasonable efforts to cause its Affiliates, upon request by to take reasonable action necessary to ensure compliance with the REIT Requirements. Immediately after becoming aware that the REIT Requirements are not, or will not be, satisfied, Tenant shall notify, or use reasonable efforts to cause its Affiliates to notify Lessor of such noncompliance.

                                 ARTICLE XXXVII
                                ---------------

          Section 37.1.  First Refusal to Purchase.  During the first three
                         -------------------------
years of the Initial Term, Tenant shall have a first refusal option to purchase any and each Leased Property upon the same terms and conditions as Lessor shall propose to sell the applicable Leased Property, or upon the same terms and conditions of any offer from a third party to purchase the applicable Leased Property which Lessor intends to accept (or has accepted subject to Tenant's right of first refusal herein). If, during the first three years of the Initial Term, Lessor reaches such agreement with a third party or proposes to offer any Leased Property for sale, Lessor shall promptly notify Tenant of the purchase price and all other material terms and conditions of such agreement or proposed sale and

Tenant shall have thirty (30) days after receipt of such notice from Lessor within which time to exercise Tenant's option to purchase. If Tenant exercises its option, then such transaction shall be consummated within sixty (60) days after the date of receipt by Lessor of notice of such exercise in accordance with the terms and conditions of such agreement, as to price and the other conditions set forth therein and in accordance with the provisions of Article XVIII hereof to the extent not inconsistent therewith, on the first day of the first month after all permits for owning or operating the Facility on the Leased Property have been obtained by Tenant, but in no event later than 120 days after the date of receipt by Lessor of notice of the exercise by Tenant of this option. If Tenant shall not exercise Tenant's option to purchase within said thirty (30) day period after receipt of said notice from Lessor, Lessor shall be free for a period of one year after the expiration of said 30 day period to sell the applicable Leased Property to any third party at a price and upon terms no less favorable to Lessor than those so offered to Tenant. Whether or not such sale is consummated, Tenant shall be entitled to exercise its right of first refusal as provided in this section, as to any subsequent sale of the applicable Leased Property during the first three (3) years of the Term of this Lease. The provisions of this Section 37.1 shall not apply to any transaction involving (i) the sale of stock of Lessor, (ii) the sale of all or substantially all of Lessor's assets, (iii) any transfer of the applicable Leased Property to a Facility Mortgagee in connection with the financing of such Leased Property, or
(iv) the transfer of any Leased Property to an Affiliate of Lessor.

          Section 37.2.  Lessor's Option to Purchase the Tenant's Personal
                         -------------------------------------------------
Property.  Effective on not less than ninety (90) days prior written notice
--------
given at any time within one hundred eighty (180) days prior to the expiration of the Term, but not later than ninety (90) days prior to such expiration, or such shorter notice as shall be appropriate if this Lease is terminated prior to the expiration of the Term, Lessor shall have the option to purchase all (but not less than all) of Tenant's Personal Property located at any Leased Property, if any, at the expiration or termination of the Term, for an amount equal to (i) the book value thereof if such termination is due to an Event of Default or (ii) the then net value thereof (current replacement cost less accumulated depreciation on the books of Tenant pertaining thereto) if such termination is not caused by an Event of Default, subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, UCC-1 financing statements (including their financial statements filed in connection with the Leasehold Mortgage) and other encumbrances to which such Personal Property is subject.

                                 ARTICLE XXXVIII
                                 ---------------

          Section 38.1.  Lessor May Grant Liens.  Without the consent of Tenant,
                         ----------------------
Lessor may, subject to the terms and conditions set forth below in this Section 38.1, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon
                                                           -----------
any Leased Property or
any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Any such Encumbrance may provide that Tenant's right of first refusal to purchase the Leased Property shall not be applicable upon a foreclosure sale or transfer in lieu thereof; provided,
                                                                --------
however, that any such purchaser or transferee shall take title subject to
-------
Tenant's rights to acquire the applicable Leased Property. Any lender, which takes an interest in the applicable Leased Property pursuant to this Article XXXVIII, (a) shall agree to give Tenant the same notice, if any, given to Lessor of any default or acceleration of any obligation underlying any such mortgage or any sale in foreclosure under such mortgage, (b) shall agree to permit Tenant to cure any such default on Lessor's behalf within any applicable cure period, and Tenant shall be reimbursed by Lessor for any and all out-of-pocket costs incurred to effect any such cure (including reasonable attorneys' fees), (c) shall agree to permit Tenant to appear by its representative and to bid at any sale in foreclosure made with respect to any such mortgage and (d) shall agree not to disturb Tenant's possession so long as Tenant is not in default in performing its obligations hereunder.

                                  ARTICLE XXXIX
                                  -------------

          Section 39.1.  Environmental Indemnity.  Tenant hereby agrees to hold
                         -----------------------
harmless Lessor, any successors to Lessor's interest in this Lease and in any Leased Property, and Lessor's and such successors' directors, officers, partners, members, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable attorneys' fees) incurred by Lessor or any other indemnitee or assessed against the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, all as amended from time to time, and all state laws and federal and state regulations pursuant to the foregoing (collectively "Environmental Laws"). Tenant's indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to (i) Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant's occupancy of the applicable Leased Property shall have fully terminated or (ii) Hazardous Material first introduced to the Leased Property prior to the date hereof, except to the extent arising from any deterioration after the date hereof in any condition existing prior to the date hereof. "Hazardous Materials" means any substance the presence of which poses a hazard to the health or safety of persons on or about the Leased Property or which requires removal or remediation under any Environmental Law, including without limitation, any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous or is included within the meaning of "hazardous substance", "hazardous waste", "toxic substance", or

"pollutant" as defined in any Environmental Law. At any time during the Term of this Lease, Lessor may require one or more environmental audits of the Leased Premises, in such form, scope and substance as specified by Lessor, at Tenant's expense. Tenant shall, within thirty (30) days after receipt of an invoice from Lessor, reimburse Lessor for all costs and expenses incurred in reviewing any environmental audit, including without limitation, reasonable attorneys' fees and costs.

                                   ARTICLE XL
                                  -----------

                                 MISCELLANEOUS
                                 -------------

          Section 40.1. _________. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, the Tenant or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application hereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor and Tenant. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 40.2. ___________. Tenant specifically agrees to look solely to Lessor's assets for recovery of any judgment from Lessor, it being specifically agreed that no constituent partner in Lessor, shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest, or any action not involving the personal liability of Lessor (original or successor).

          Furthermore, except as otherwise expressly provided herein, in no event shall Lessor (original or successor) ever be liable to Tenant for any indirect or consequential damages suffered by Tenant from whatever cause.

          Section 40.3. __________. Upon the expiration or earlier termination of the Term, Tenant shall transfer, to the extent permitted by applicable law, to Lessor or Lessor's nominee and cooperate with Lessor or Lessor's nominee in connection with the processing by Lessor or Lessor's nominee of any applications for all licenses, operating permits, certificates of need, certificates of exemption and other governmental authorizations, including licenses, permits, certificates of need and certificates of exemption with quasi-governmental entities any of which may be necessary for the operation of the Leased Property and the Facility located thereon for its Primary Intended Use; provided that the costs and expenses of
                                      --------
any such transfer or the processing of any such application shall be paid by Lessor or Lessor's nominee unless such termination results from an Event of Default, in which event the costs and expenses of any such transfer or the processing of any such application shall be paid by Tenant. It is the express intention of the parties that at the expiration or earlier termination of the Term, any and all certificates of need, certificates of exemption and similar governmental authorizations (collectively, a "CON") needed to operate the applicable Leased Property for its Primary Intended Use shall remain with the Leased Property and shall be transferred into the name of Lessor or Lessor's nominee, regardless of whether such CON is in the name of Tenant at any time during the Term. Moreover, upon the expiration or earlier termination of this Lease, Tenant shall cooperate with Lessor in the orderly transfer of operations at the applicable Facility.

          Section 40.4. __________. Lessor and Lessor's agent shall have the right to enter the applicable Leased Property at all reasonable times for the purpose of entering exhibiting the Leased Property to others (i) if Tenant has not exercised its right with respect to any applicable Extended Term within the time period set forth in this Lease, or (ii) during the last eighteen (18) months of the final Extended Term.

          Section 40.5. _________. This Lease contains the entire agreement between Lessor and Tenant with respect to the subject matter hereof. No representations, warranties or agreements have been made by Lessor except as set forth in this Lease.

          Section 40.6. ____________. If any term or provision of this Lease is held or deemed by Lessor to be invalid or unenforceable, such term or provision shall be modified as slightly as possible so as to render it valid and enforceable; if such term or provision, as modified, shall be held or deemed invalid or unenforceable, such holding shall not affect the remainder of this Lease and same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Lessor of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.

          Section 40.7. ____________. (a) All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof, including those which do not require the giving of notice, does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Lease invalid or unenforceable under any applicable law. All waivers, consents, confessions and releases provided for in this Lease are effective only to the extent permitted by applicable law.

          (b) This Lease was negotiated in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the law of the State of New York shall govern the validity of and enforceability of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in Article XVI shall be governed by the laws of the State in which each applicable Leased Property that is the subject of dispute is located and the parties hereto will submit to jurisdiction and the laying of venue for any suit on this Lease in the Commonwealth of Kentucky.

          Section 40.8. ____________. No waiver of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant herein construed as a waiver of such default, or of Lessor's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.

          Section 40.9. ____________. This Lease shall be binding upon and shall inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Lessor and Tenant.

           Section 40.10. ___________. This Lease may be only be modified by a writing signed by both Lessor and Lessee.

          Section 40.11. ____________. No delay or omission by either party hereto to exercise any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

          Section 40.12. _____________. In the event of an assignment of this Lease or any sublease to an Affiliate of Vencor, Inc. pursuant to the terms of this Lease, the payment of Minimum Rent and Additional Charges and the performance of Tenant's obligations under this Lease are guaranteed by Guarantor, pursuant to a Lease Guaranty.

          Section 40.13.  Louisiana Provisions.  Notwithstanding anything to the
                          --------------------
contrary contained herein, with respect to any Leased Property located in Louisiana, for all purposes of this Master Lease the word "servitude" shall be substituted for the word "easement," the word "servitudes" shall be substituted for the word "easements," the term "immovable property" shall be substituted for the terms "real property" and "real estate" and the term "movable property" shall be substituted for the term "personal property" wherever such terms appear in this Master Lease.

          Section 40.14.  ______________________________.  Tenant hereby acknowledges that Ventas, Inc. intends to transfer, after the date of this Lease, its ownership interest in the Leased Properties to one or more limited partnerships or limited liability companies, each of which will be a direct or indirect Subsidiary of Ventas, Inc. Lessor will notify Tenant and Leasehold Mortgagee of the identity of the transferee.

          Section 40.15.  ______________________________.  Lessor shall have the right, at any time and from time to time during the Term, to require Tenant to execute an amendment to this Lease whereby this Lease is terminated as to one or more Leased Properties and to simultaneously execute a substitute lease in the same form as this Lease with respect to such Leased Properties.

          Section 40.16.  Lessor Consents.  For all purposes of this Lease, the
                          ---------------
term "Lessor" shall be deemed to mean the record owner of a Leased Property; provided, however, the consent of Vencor, Inc. shall be sufficient for all
--------  -------
Leased Properties.

                                   ARTICLE XLI
                                  ------------

          Section 41.1.  Memorandum of Lease.  Lessor and Tenant shall, promptly
                         -------------------
upon the request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the state in which each Leased Property is located, in which reference to this Lease, and all options contained herein, shall be made. Tenant shall pay all costs and expenses of recording such Memorandum of Lease.

          IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

Witness                                  VENCOR, INC.

                                         By:
---------------------------------------     -----------------------------------
Name:                                       Name:
                                            Title:

---------------------------------------
Name:


                                         FIRST HEALTHCARE CORPORATION

                                         By:
---------------------------------------     -----------------------------------
Name:                                       Name:
                                            Title:

---------------------------------------
Name:


                                         NATIONWIDE CARE, INC.

                                         By:
---------------------------------------     -----------------------------------
Name:                                       Name:
                                            Title:

---------------------------------------
Name:


                                         VENCOR HEALTHCARE, INC.

                                         By:
---------------------------------------     -----------------------------------
Name:                                       Name:
                                            Title:

---------------------------------------
Name:

                                         VENCOR OPERATING, INC.

                                         By:
---------------------------------------     -----------------------------------
Name:                                       Name:
                                            Title:

---------------------------------------
Name:

                           ALL-PURPOSE ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        )
COUNTY OF  NEW YORK     )

On April __, 1998 before me, a notary public, personally appeared ____________,

[_]    personally known to me-OR-

[_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       Witness my hand and official seal.


       -----------------------
         SIGNATURE OF NOTARY

CAPACITY CLAIMED BY SIGNER:                SIGNER IS REPRESENTING
                                           NAME OF PERSON(S) OR ENTITY(IES)
[_]   INDIVIDUALS(S)
[_]   CORPORATE OFFICER(S)                 (Company/Other Data)


      --------------------
             TITLE


      --------------------
             TITLE

[_]  PARTNER(S)
[_]  ATTORNEY-IN-FACT
[_]  TRUSTEE(S)
[_]  OTHER
          ----------------

     ---------------------

     ---------------------

                                   Exhibit A
                                   ---------


                              [Legal Descriptions]

                                   Exhibit B
                                   ---------

                     Term/Commencement Date/Expiration Date

                                   Exhibit C
                                   ---------

                                  Minimum Rent

                                   Exhibit D
                                   ---------

                                 Renewal Groups

                                   Exhibit E
                                   ---------

                            Minimum Repurchase Price

                                   Exhibit F
                                   ---------

                              Basis for Appraisal

                                       77